As filed with the Securities and Exchange Commission on October 30, 2009

1933 Act Registration Number 333-112480

1940 Act Registration Number 811-21503

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

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FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	/X/

Pre-Effective Amendment No.	/ /

Post-Effective Amendment No. 17	/X/

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	/X/

Amendment No. 18	/X/

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The FBR Funds

 (Exact Name of Registrant as Specified in Charter)

1001 Nineteenth Street North

Arlington, VA 22209

(Address of Principal Office)

Registrant’s Telephone Number, Including Area Code: 703.469.1040

William Ginivan

General Counsel

FBR Capital Markets, Inc.

Potomac Tower

1001 Nineteenth Street North

Arlington, VA  22209

(Name and Address of Agent for Service)

It is proposed that this filing will become effective sixty days after filing pursuant to paragraph (a)(2) of Rule 485 or on such earlier date as the Commission may designate pursuant to paragraph (a)(3) of Rule 485.

THE FBR FUNDS

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I CLASS

FBR Technology Fund

PROSPECTUS

_______________, 2009

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT JUDGED WHETHER THIS FUND IS A GOOD INVESTMENT OR WHETHER THE INFORMATION IN THIS PROSPECTUS IS ADEQUATE OR ACCURATE. ANYONE WHO INDICATES OTHERWISE IS COMMITTING A FEDERAL CRIME.

THE FBR FUNDS

1001 Nineteenth Street North, Arlington, VA 22209

888.888.0025

e-mail: fbrfundsinfo@fbr.com

Internet: www.fbrfunds.com

INVESTMENT ADVISER

FBR Fund Advisers, Inc., 1001 Nineteenth Street North, Arlington, VA 22209

DISTRIBUTOR

FBR Investment Services, Inc., 1001 Nineteenth Street North, Arlington, VA 22209

TRANSFER AGENT

JPMorgan Chase Bank, N.A., P.O. Box 5354, Cincinnati, OH 45201

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker, LLP, 1818 Market Street, Philadelphia, PA 19103

This prospectus describes the I Class shares offered by the FBR Technology Fund. Investor Class shares of the Fund are available through a separate prospectus dated February 28, 2009.

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INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES and RELATED RISKS

FBR TECHNOLOGY FUND (XXXXX)

OBJECTIVE.  The investment objective of the Technology Fund is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY.  Under normal market conditions, the Technology Fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in securities of companies that are principally engaged in the research, design, development, manufacturing or distributing products or services in the technology industry.  The Fund’s policy of investing at least 80% of its net assets in companies principally engaged in technology may only be changed upon 60 days notice to shareholders.  The Fund will primarily invest in equity securities (which include common stocks, preferred stocks, warrants and other securities convertible into common stocks, including convertible bonds and convertible preferred stock) of companies listed on a U.S. securities exchange or NASDAQ that are expected to experience earnings growth as a result of technology.  Potential investments would include, but not be limited to, the following industries:  computer software and hardware, semiconductors, scientific instrumentation, telecommunications, pharmaceuticals, chemicals, synthetic materials, defense and commercial electronics, data storage and retrieval, biotechnology, and healthcare and medical supplies.  While the Fund’s investments will primarily be in domestic U.S. securities, the Fund’s investments may include foreign securities, including indirect investments such as ADRs or other types of depositary receipts, which are U.S. dollar-denominated receipts representing shares of foreign-based corporations. The Fund may invest up to 20% of its net assets in companies outside of the technology industry.

The Adviser makes investment decisions for the Fund on the basis of fundamental security analysis. Once an issuer is identified as an attractive candidate for the Fund’s portfolio, the Adviser assesses the relative value and growth potential of the security on the basis of various factors, which may include price to book ratio, price to earnings ratio, earnings yield and cash flow, among others. The Fund may invest, to a limited degree, in securities issued in initial public offerings (“IPOs”).

Many of the common stocks purchased by the Fund will not pay dividends; instead, stocks will be bought for the potential that their prices will increase and provide capital appreciation for the Fund.

RISKS. The Technology Fund is intended for investors who are seeking above-average gains and are willing to accept the risks of concentrating their investments in securities within an industry or group of industries.  Because of its narrow industry focus, the performance of the Fund is tied closely to and is affected by developments in the technology industry and its related businesses. The value of the Fund’s shares may fluctuate more than shares of a fund investing in other industries or in a broader range of industries.

To the extent the Fund invests in IPOs, it will be subject to certain risks because companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain.  Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading and limited investor information.

Small-cap and mid-cap companies may offer greater potential for capital appreciation, but they also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap and mid-cap issuers may be less liquid and more volatile than securities of larger companies. More information regarding the risks involved with investing in the Fund can be found in the “Further Discussion of Risks” section of this Prospectus.

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Due to its trading strategies, the Fund may experience a portfolio turnover rate greater than 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you may pay taxes, even if you do not sell any shares by year-end).

STRATEGIES OF THE FUND

TEMPORARY DEFENSIVE POSITIONS.  The Fund may, from time to time, take temporary defensive positions in response to adverse market, economic, political or other conditions. To the extent the assets of the Fund are invested in temporary defensive positions, the Fund may not achieve its investment objective. For temporary defensive purposes, the Fund may invest in cash and/or short-term obligations. These may include high-grade liquid debt securities such as variable amount master demand notes, commercial paper, certificates of deposit, bankers’ acceptances, repurchase agreements and U.S. Government obligations.  The Fund may also hold these obligations in anticipation of share redemptions or pending investment of assets in accordance with the Fund’s investment policies.

PORTFOLIO TURNOVER.  Although the Fund generally invests for capital appreciation, the Fund may, from time to time, engage in short-term trading. Short-term trading refers to the practice of selling securities held for a short time, ranging from several months to less than a day. The objective of short-term trading is to take advantage of what the Adviser believes are changes in a market, industry or individual company. Short-term trading increases the Fund’s transaction costs, which could affect the Fund’s performance, and could result in higher levels of taxable realized gains to shareholders. To the extent such gains are deemed to be short-term capital gains, they will generally be taxed as ordinary income.

FURTHER DISCUSSION OF RISKS

Loss of money is a risk of investing in the Fund.  The net asset value of the Fund can be expected to change daily and you may lose money.  As with any mutual fund, there is no guarantee that the Fund’s performance will be positive over any period of time, either short-term or long-term. Also, an investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Because the Fund invests primarily in equity securities, fluctuations in the stock market in general, as well as in the value of particular equity securities held by the Fund, can affect the Fund's performance. The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer’s management, general market conditions, the forecasts for the issuer’s industry and the value of the issuer’s assets.  Holders of equity securities only have rights to value in the company after all the debts have been paid, and they could lose their entire investment in a company that encounters financial difficulty. Your investment in the Fund is not guaranteed.

INDUSTRY CONCENTRATION.  Because of its narrow focus, the performance of the Technology Fund is tied closely to and affected by the technology industry. The value of the Fund may be subject to greater volatility than funds with portfolios that are less concentrated.  If securities in a particular industry fall out of favor, the Fund could underperform funds that focus on other types of companies. As is the case with other industries, or groups of closely-related industries, companies in the technology industry often face similar obstacles, issues or regulatory burdens. Consequently, securities of these industries may react similarly and move in unison to changes in market conditions. Additional risks in each industry are discussed below.

Technology Industry.  Companies in the technology industry face special risks.  For example, the industry faces such challenges as rapid changes in technology, availability of capital, costs of research and development, government regulation and relatively high risks of obsolescence caused by scientific and technological advances.  In addition, the technology sector is subject to the risk of aggressive product prices due to competitive pressure from numerous market entrants. Therefore, the value of such companies is particularly vulnerable to abrupt or erratic movements.  These price movements may have a larger impact on the Technology Fund and the Pegasus Small Cap Growth Fund than on a fund with a more broadly diversified portfolio.

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FOREIGN INVESTMENTS. The Fund’s investments may include foreign securities, including indirect investments such as ADRs or other types of depositary receipts, which are U.S. dollar-denominated receipts representing shares of foreign-based corporations. Investing in foreign securities presents unique investment risks.  The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.  Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile.  Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

NON-DIVERSIFICATION.  The Fund is classified as “non-diversified” investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”), which means the Fund may own larger positions in a smaller number of securities. A fund that is less diversified may be more susceptible to adverse economic, political, or regulatory developments affecting a single issuer than a fund that is more broadly diversified. However, the Fund intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, which requires that, among other things, at the close of each quarter of the Fund’s taxable year, the Fund may not (1)  with respect to 50% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of outstanding voting securities of any one  issuer, or (2)  invest more than 25% of the value of its total assets in the securities of any one issuer. These limits do not apply to U.S. Government securities or securities of other registered investment companies.

INVESTMENTS IN DERIVATIVES.  The Fund may engage in derivative instruments such as options, futures and forward foreign currency exchange contracts.  Derivative instruments are instruments that derive their value from a different underlying security, index or financial indicator.  The Fund may use derivatives for either hedging or non-hedging purposes, or for both purposes, including for purposes of enhancing return.  Investing for non-hedging purposes may be considered speculative and involve additional risks.

The use of derivative instruments exposes the Fund to additional risks and transaction costs.  Risks inherent in the use of derivative instruments include:

  the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates;

  imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged;

  the fact that skills needed to use these strategies are different than those needed to select portfolio securities;

  the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired;

  leverage risk, that is, the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument; and

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  particularly in the case of privately-negotiated instruments, the risk that the counter-party will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position.

The Statement of Additional Information (“SAI”) contains more information about the Fund's investment strategies and related risks (see the heading "Additional Information" on the back cover).

PERFORMANCE OF THE FUND

The bar chart and table that follow provide some indication of the risk of an investment in the Fund by showing the Investor Class performance for each full calendar year since inception. Since the I Class shares have not operated for a full calendar year, the bar chart shows the Fund’s Investor Class performance.  The returns for the Investor Class shares of the Fund, offered in a separate prospectus, will differ from the I Class shares returns because of differences in expenses of each class.  The table shows how the Fund’s average annual total returns for different calendar periods over the life of the Fund, both before and after taxes, compared to those of certain broad-based indices.  Returns shown assume reinvestment of dividends and distributions.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  If you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, the after-tax returns are not relevant.

Please note that the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The figures shown for the Fund include information from the periods covered by the Fund’s corresponding predecessor prior to the reorganization of the Fund as a series of The FBR Funds on February 27, 2004. Please see the SAI for more information.

FBR TECHNOLOGY FUND

Annual Total Return Chart
For the Periods Ended December 31,

2003 = 52.86%
2004 = 6.75%
2005 = 11.80%
2006 = 9.25%
2007 = 9.36%
2008 = (42.89)%

Best Quarter	Quarter ended June 30, 2003	26.38%
Worst Quarter	Quarter ended December 31, 2008	(22.74)%

Average Annual Total Returns For the Periods Ended December 31, 2008
	1-Year	5-Year	Since Inception*
Technology Fund
Return Before Taxes	(42.89)%	(4.03)%	(0.95)%
Return After Taxes on Distributions	(42.89)%	(5.58)%	(2.20)%
Return After Taxes on Distributions and Sale of Fund Shares	(27.88)%	(3.67)%	(1.07)%
Indices†
S&P 500 Index[1]	(37.00)%	(2.19)%	(1.24)%
NASDAQ Composite Index[2]	(39.98)%	(3.95)%	(2.08)%

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* The Fund commenced operations on February 1, 2002.

† Investors should note that the Fund is a professionally managed mutual fund while the indices are unmanaged, do not incur expenses and are not available for investment.  The performance of the indices includes reinvested dividends, and does not reflect sales charges or expenses.

1 The S&P 500 Index is a capitalization-weighted index of 500 stocks.  The Index is designed to represent the broad domestic economy through changes in aggregate market value of 500 stocks representing all major industries.

2 The NASDAQ Composite Index is a broad-based capitalization-weighted index of all the NASDAQ National Market and Small Cap stocks.

FEES AND EXPENSES

This table describes the fees and estimated expenses that you may pay if you buy and hold I Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases.........................................................................	NONE
Maximum Deferred Sales Charge..............................................................................................................	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends....................................................	NONE
Redemption Fee (including exchanges)*.................................................................................................	1.00%

_____________________________

*A redemption fee applies only to redemptions (including exchanges) of Fund shares made within 90 days of purchase. See “Frequent Trading Policy and Redemption Fee” for more information. In addition, we charge a $10.00 wire fee for all redemption proceeds paid by federal wire made through the Fund's transfer agent, except on certain institutional and broker/dealer accounts.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Technology Fund

Advisory Fees	0.90%
Distribution (12b-1) Fees	NONE
Other Expenses[1]	3.50%
Acquired Fund Fees and Expenses (AFFE)[2]	0.05%
Total Annual Fund Operating Expenses	4.45%
Fee Waiver and Expense Reimbursement[3]	(2.75%)

NET EXPENSES[3,4]	1.75%

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[1]

Other expenses are based on amounts for the Fund's current fiscal year and include fees paid to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for administration, sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus accounts or other types of group accounts.  For more information regarding administrative fees, see the following section entitled “Fund Management.” Other expenses may fluctuate from year to year based on Fund’s investment operations and asset size.

[2]

Acquired Fund Fees and Expenses (“AFFE”) are those expenses incurred indirectly by the Fund as a result of investments in shares of one or more investment companies or pooled investment vehicles (referred to as “Acquired Funds”).  The costs associated with investments in the Acquired Funds are not direct costs paid by Fund shareholders.

[3]

Expense information has been restated to reflect current fees. FBR Fund Advisers, Inc. has agreed in writing to waive a portion of its investment advisory fees and assume certain expenses of the I Class shares of the Fund to the extent annual fund operating expenses exceed 1.70% of the Technology Fund’s average daily net assets (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses or any other extraordinary expenses). The Adviser has agreed to maintain these expense limitations with regard to the Fund through October  31, 2012. The Adviser may recoup any waived amount from a Fund pursuant to this agreement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the year in which the Adviser incurred the expense.

[4]	The net expenses excluding AFFE are 1.70%.

Examples

These Examples are intended to help you compare the cost of investing in the I Class shares of the Fund with the cost of investing in other mutual funds.

These Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.**  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Technology Fund	$178	$551	$1,536	$4,046

**    The examples above assume that the expense limitation agreement will continue through October 31, 2012, the end of its current term.

FUND MANAGEMENT

Investment Adviser
FBR Fund Advisers, Inc. (the “Adviser”), located at 1001 Nineteenth Street North, Arlington, Virginia 22209, serves as the investment adviser to the Fund.  The Adviser directs the investment of the Fund’s assets, subject at all times to the supervision of the Board of Trustees (“Board”) of The FBR Funds (the “Trust”). The Adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of the Fund’s investments.  The Adviser was organized as a Delaware corporation in 1996 and is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser. As of  September 30, 2009, it managed approximately $1.5 billion of net assets on behalf of the Trust.  The Adviser is a subsidiary of FBR Capital Markets, Inc. The Adviser and its asset management affiliates manage approximately $1.5 billion of gross assets (including leverage) for numerous clients including individuals, banks and thrift institutions, investment companies, pension and profit sharing plans and trusts, estates and charitable organizations.

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Pursuant to an Investment Advisory Agreement with the Trust, for its services to the Trust, the Adviser is entitled to receive a monthly fee, at an annual rate of 0.90% of the average daily net assets of the Fund.  The Adviser may periodically waive all or a portion of its advisory fee with respect to the Fund. For the past fiscal year ended October 31, 2008, the Technology Fund paid advisory fees, after waiver or reimbursement, at the rate of 0.82%.

Information regarding the basis for the Board’s approval of the Fund’s investment advisory agreement is available in the Fund’s annual shareholder report for the fiscal year ended October 31, 2008.

Administrator

JPMorgan Chase Bank N.A. (“JPMorgan”) serves as the administrator to the Fund and provides pursuant to an Administration Agreement (“Agreement”) day-to-day administrative services including monitoring portfolio compliance, determining compliance with provisions of the Internal Revenue Code and preparing the Fund’s registration statements. Pursuant to the Agreement, JPMorgan receives a fee of 0.02% of the first $2.5 billion of average daily net assets of the Trust, 0.0175% of the next $2.5 billion of average daily net assets of the Trust and 0.015% of the Trust’s average daily net assets in excess of $5 billion.

Pursuant to the Administrative Services Agreement, the Adviser also provides certain administrative services to the Fund that are in addition to those provided by JPMorgan, including oversight of service providers. The Adviser receives 0.02% of average daily net assets of the Trust. The Adviser also provides the Fund with office space, facilities and business equipment and generally administers the Fund’s business affairs and provides the services of executive and clerical personnel for administering the affairs of the Fund. The Adviser compensates all personnel, Officers, and Trustees of the Fund if such persons are employees of the Adviser.

Portfolio Managers

The following section provides biographical information about the Fund’s portfolio managers. With respect to the Fund, the Adviser employs the portfolio managers responsible for managing the Fund’s investments. Additional information regarding the portfolio managers’ compensation, other accounts managed by these portfolio managers and their ownership of shares of the Funds each manages is available in the SAI.

David H. Ellison serves as President of the Trust and Chief Investment Officer (CIO) for the Fund. Mr. Ellison has served as co-portfolio manager of the Technology Fund since the commencement of operations. Prior to joining the Adviser as a portfolio manager in 1997, Mr. Ellison was portfolio manager of the Fidelity Select Home Finance Fund from 1985 until December 1996.

Winsor H. Aylesworth has served as co-portfolio manager of the Technology Fund since the commencement of operations.  Mr. Aylesworth has been employed by the Adviser since 1998.  He holds both an M.S. and MBA degree and previously was president of Grandview Advisers, Inc.

INVESTING IN THE FUND

All purchases and redemptions of the Fund’s shares are made at the Fund’s net asset value per share (“NAV”) next determined after receipt of the order in proper form. You pay no sales charges to invest in the Fund.

CHOOSING A CLASS OF SHARES

The Fund offers Investor Class shares and I Class shares. For information about Investor Class shares, call The FBR Funds (“FBR”) at 888.888.0025.

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DETERMINATION OF NET ASSET VALUE

Your price for Fund shares is the Fund’s NAV, which is computed daily as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day that the NYSE is open (a “Business Day”). Purchase orders received by JPMorgan Chase Bank, N.A. (“JPMorgan” or “Transfer Agent”) prior to the close of regular trading on the NYSE on any Business Day, are priced according to the applicable NAV determined on that date.  Purchase orders received after the close of regular trading on the NYSE are generally priced as of the Fund’s next determined NAV.

The Fund determines its NAV by dividing the value of its net assets (i.e., assets less liabilities) by the total number of shares then outstanding.  The Fund’s investments are valued based on market value.  When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), such security will be priced using its fair value as determined in good faith, by, or using procedures approved by, the Board of Trustees of the Fund.  The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities affected by a significant event occurring after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of the security; securities whose trading has been halted or suspended; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations.  There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value per share.

HOW TO BUY SHARES

GENERAL

I Class shares are only available for purchase by institutional investors such as corporations, foundations, any organization authorized to act in a fiduciary, advisory, custodial or agency capacity and Fund Trustees, employees, and other employee relatives of the Trust, Adviser or affiliates of the Adviser.  You may buy shares of the Fund on any Business Day. The minimum initial investment is $1,000,000. There is no minimum requirement for subsequent investments. The Fund reserves the right to reject any purchase order or to change or waive the initial and any subsequent investment minimum requirements at any time.

If you no longer meet the minimum investment for I Class shares, for any reason other than due to market fluctuations, the Fund may convert your I Class shares to Investor Class shares. You will be notified in writing before any such conversion to Investor Class shares.

      IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: when you open an account, the Fund must obtain the following information:

  Your name;

  Physical residential address (although post office boxes are still permitted for mailing);

  Date of birth; and

  Social security number, taxpayer identification number, or other identifying number.

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We may also ask for other information that will allow us to identify you or to see certain identifying documents.  In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other third-party services.  Additional information may be required to open accounts for corporations and other non-natural persons.

Federal law prohibits the Fund from establishing new accounts unless it receives the minimum identifying information listed above. The Fund also may be required to close your account if they are unable to verify your identity within a reasonable time.

BUYING SHARES THROUGH THE DISTRIBUTOR, OTHER AUTHORIZED BROKER-DEALERS OR INVESTMENT PROFESSIONALS

FBR Investment Services, Inc. (“FBR Services” or the “Distributor”) has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Fund (the “Authorized Broker-Dealer”). If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts it. Contact your broker to determine whether it has an established relationship with the Distributor.

To buy shares through the Distributor or an Authorized Broker-Dealer, you may send a check, or wire Federal Funds. The Distributor or an investor’s Authorized Broker-Dealer is responsible for forwarding purchase information and payment promptly to the Fund.

Shareholders whose shares are held through a brokerage account who desire to transfer such shares to another brokerage account should contact their current broker to affect the transfer.

Some broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners and other industry professionals (collectively, “Investment Professionals”) may charge their clients direct fees or impose conditions on investments in addition to or different from those described in this Prospectus. You should contact your Investment Professional concerning these fees and conditions (if any). Investment Professionals are solely responsible for promptly transmitting purchase and redemption orders to the Fund.

FBR Services reserves the right to designate Authorized Broker-Dealers at its sole discretion, reject any specific purchase request and to suspend distribution through the Distributor or any such Authorized Broker-Dealers.  In addition, FBR Services may choose not to offer or open certain funds until such time as it deems appropriate.

IN-KIND PURCHASES

You may buy shares of the Fund “in-kind” through a transfer of securities as payment for the shares, if approved in advance by the Adviser. Securities used to purchase Fund shares must be appropriate investments for the Fund, must be consistent with the Fund’s investment objective and policies, and must have readily available market quotations. The securities will be valued in accordance with the Fund’s procedures for valuing portfolio securities, determined as of the close of business the day on which the securities are received by the Fund in salable form. Whether the Fund will accept particular securities as payment will be decided at the sole discretion of the Adviser. If you are considering buying shares in this manner, please call 888.888.0025.

HOW TO REDEEM SHARES

GENERAL

You may redeem (sell) your shares on any Business Day. The price you will receive for your shares will be the NAV next determined after your order is received in proper form.

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Normally, redemption proceeds will be mailed by the next Business Day after the Fund receives a redemption request in proper form, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the Fund. This generally applies to cases of very large redemptions or during unusual market conditions.

Notwithstanding the foregoing, with respect to redemption of shares that were purchased recently by check, the Fund may withhold payment of redemption proceeds for up to 10 business days.

Your account may be redeemed after 60 days’ written notice to you if your account’s net asset value has fallen below the minimum investment required due to redemptions. If you receive notice that your account will be redeemed, you may avoid the redemption by investing additional amounts in your account to bring the balance over the minimum investment. You will not be required to redeem your account if it has fallen below the minimum investment due to market fluctuations.

FREQUENT TRADING POLICY AND REDEMPTION FEE

The Fund is intended for long-term investors and not for those who wish to trade frequently in their shares. Frequent trading into and out of the Fund can have adverse consequences for the Fund and long-term shareholders. The Trust believes that frequent or excessive short-term trading activity by Fund shareholders may be detrimental to long-term shareholders because those activities may, among other things, (a) dilute the value of shares held by long-term shareholders, (b) cause the Fund to maintain a larger cash position than the Fund would otherwise need, (c) increase brokerage commissions and related costs and expenses (such as custody and administrative costs and expenses), and (d) incur additional tax liability. To protect against such activity, the Board of Trustees has adopted policies and procedures to curtail frequent or excessive short-term trading activity by Fund shareholders.

In accordance with this policy, if you redeem or exchange shares within 90 days of purchasing them, the Fund will charge a redemption fee of 1% of the amount redeemed. The 1% redemption fee on shares redeemed (including exchanges) within 90 days of purchase is deducted from the redemption proceeds, is payable to the Fund and is intended to offset out-of-pocket administrative costs and portfolio transaction costs caused by short-term trading. To calculate the redemption fee, the Fund will use the “first-in, first-out” (FIFO) method to determine the holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares held in the account. All shareholders are subject to this fee, whether you invest directly with the Fund or through a Financial Intermediary, except as noted below.

Subject to the advance approval of the Trust’s chief compliance officer, the redemption fee may be waived on certain exempt transactions and accounts, including (1) redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions; (2) redemptions initiated by the Fund, including payment of maintenance fees; (3) shares redeemed due to death or disability of a shareholder or divorce decree; (4) transfer of assets within the same Fund; (5) certain redemptions and exchanges from participant directed retirement plans (please see below); and (6) redemptions and exchanges redeemed through asset allocation programs, provided the rebalancing is done  no more than quarterly. Under Rule 22c-2 of the Investment Company Act of 1940, the Fund has entered into agreements with financial intermediaries obligating such financial intermediaries to provide, upon the Fund’s request, certain information regarding their customers and their customers’ transactions in shares of the Fund. However, there can be no guarantee that all short-term trading activity will be detected in a timely manner, since the Fund will rely on the financial intermediaries to provide the trading information, and the Fund cannot be assured that the trading information, when received, will be in a form that can be quickly analyzed or evaluated by the Fund.

Other than the redemption fee, the Trust does not impose limits on the frequency of purchases and redemptions at the present time, nor does it limit the number of exchanges in a given period, but reserves the right to impose such measures in the future. The Trust allows exchanges into any Fund in the Trust. The Trust reserves the right to modify, withdraw or impose certain limitations at any time with respect to the exchange privilege. The Trust reserves the right to modify the redemption fee to meet any regulatory requirements that may be imposed in the future.

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REDEEMING THROUGH THE DISTRIBUTOR, AUTHORIZED BROKER-DEALERS OR INVESTMENT PROFESSIONALS

If you hold Fund shares through a brokerage account, you must submit redemption requests to your account executive or Authorized Broker-Dealer, either in person, by telephone or by mail. As the Fund’s agent, the Distributor or another Authorized Broker-Dealer may honor a redemption request by repurchasing Fund shares from you at the shares’ NAV next computed after the Distributor or Authorized Broker-Dealer receives your request. Under normal circumstances, redemption proceeds will be paid by check or credited to your brokerage account by the next Business Day. The Distributor and Authorized Broker-Dealers are responsible for sending redemption requests promptly to the Transfer Agent. You may also place redemption requests through an Investment Professional, who may charge a fee for this service.

REDEMPTION IN-KIND

Redemption proceeds are normally paid in cash; however, the Fund reserves the right to pay the redemption price in whole or in part by a “redemption in-kind” of portfolio securities of the Fund, in lieu of cash, if the amount you are redeeming is large enough to affect Fund operations (for example, if it represents more than 1% of the Fund’s assets).

SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE

You may exchange your shares of the Fund for shares of the same class of another FBR Fund.

You should obtain and read the current Prospectus of the FBR Fund you want to acquire in an exchange by calling 888.888.0025. Please note that proceeds of shares exchanged within 90 days of purchase will be subject to a 1% redemption fee (see “Frequent Trading Policy and Redemption Fee”). The FBR Fund you are exchanging into must be available for sale in your state and the registration for both accounts must be identical. Exchanges will be effected at the respective net asset values of the Funds involved as next determined after receipt of the exchange request. The exchange privilege may be modified or withdrawn at any time and is subject to certain limitations.

If you wish to make an exchange, you may do so by sending a written request to the Transfer Agent. You will automatically be provided with telephone exchange privileges when you open your account, unless you indicate on the Account Application that you do not wish to use this privilege. You may add a telephone exchange feature to an existing account that previously did not provide for this option. If you wish to add this privilege to your account, please call the Transfer Agent at 888.888.0025 for instructions. Once this election has been made, you may simply contact the Transfer Agent at 888.888.0025 to request the exchange.

When you enact an exchange, a new account will be established with the exact registration and options as the account you are exchanging from unless you are exchanging into an existing account. If you want different options for the new account, you must specify this in writing, with all signatures guaranteed as described above. See “Redeeming Through the Transfer Agent.”

For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange (except for exchanges within retirement plans). You should consult your own tax adviser concerning the tax consequences of an exchange.

If an exchange is to a new account in a Fund, the dollar value of shares acquired must meet the Fund’s minimum investment for a new account.  Any amount that remains in a Fund account after an exchange must not drop below the minimum account value required by the Fund.

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OTHER IMPORTANT INVESTMENT INFORMATION

DIVIDENDS AND DISTRIBUTIONS

The Fund declares and pays any dividends from its net investment income, if any, annually. The Fund distributes substantially all of their net capital gain (the excess of net long-term capital gain over net short-term capital loss) and net short-term capital gain, if any, after the end of the taxable year in which the gain is realized. The Fund may make additional distributions if necessary to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).

You may choose to have dividends and distributions of the Fund paid to you in cash or additional shares of the Fund. You should make this election on your Account Application but you may change your election by giving written notice to the Transfer Agent at any time prior to the record date for a particular dividend or distribution. If you do not choose otherwise, all dividends and distributions will be reinvested in the Fund paying the dividend and/or distribution.

If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as “undeliverable” or (2) remains uncashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the NAV determined as of the date of payment. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and then reinvested in the Fund at the NAV determined as of the date of cancellation.

FEDERAL TAX CONSIDERATIONS

Investments in the Fund have tax consequences that you should consider.  This section briefly describes some of the more common federal tax consequences.  A more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund, is contained in the SAI.  You should consult your tax adviser about your own particular tax situation.

TAXES ON DISTRIBUTIONS

You will generally have to pay federal income tax on all Fund distributions.  Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund.  Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains.  Dividend distributions and short-term capital gains generally will be taxed as ordinary income.  The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold.  It does not depend on how long you held your Fund shares.

Currently applicable tax provisions generally provide for a maximum tax rate for individual taxpayers of 15% on long-term gains and certain qualifying dividends on corporate stock.  These rate reductions do not apply to corporate taxpayers or to foreign shareholders.  The following are guidelines for how certain distributions by a Fund are generally taxed to individual taxpayers:

  Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

  Note that distributions of earnings from dividends paid by certain “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends.

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  A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

  Distributions of earnings from non-qualifying dividends income, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

  The favorable treatment for qualifying dividends and the maximum 15% rate on capital gains for individual taxpayers is currently scheduled to expire in 2010.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns.  Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

The Fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Such withholding is not an additional tax and any amounts withheld may be credited against your U.S. federal income tax liability.

TAXES ON SALES OR EXCHANGES

If you sell shares of the Fund or exchange them for shares of another Fund, you generally will be subject to tax on any taxable gain.  Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange).  Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain.  If your tax basis in the shares exceeds your redemption proceeds, you will recognize a taxable loss on the sale of the shares of the Fund.

OTHER CONSIDERATIONS

If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

DISCLOSURE OF PORTFOLIO HOLDINGS

A complete list of the Fund’s portfolio holdings is publicly available on a quarterly basis on the Fund’s website at www.fbrfunds.com by the 10th business day following the end of each calendar quarter.  A complete list of the Fund’s portfolio holdings is also publicly available through filings made with the U.S. Securities and Exchange Commission on Forms N-CSR and N-Q.  The Fund also makes available certain additional information regarding its portfolios (e.g. top-10 holdings, asset allocation, sector breakdown) on its website on a quarterly basis by the 15th of the month following the calendar quarter-end.  A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolios is provided in the Fund’s SAI.

PAYMENTS TO THIRD PARTIES BY THE ADVISER AND ITS AFFILIATES

The Adviser and its affiliates, including the Distributor, may, out of their own resources, and without additional direct cost to the Fund or its shareholders, provide compensation to certain financial intermediaries, such as broker-dealers and financial advisers, in connection with sales of shares of the Fund.  This compensation is generally made to those intermediaries that provide shareholder servicing, marketing support, broker education, and/or access to sales meetings, sales representatives and management representatives of the intermediary.  Compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders.

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Please be aware that the Fund may use brokers who sell shares of the Fund to effect portfolio transactions.  The Fund does not consider the sale of Fund shares as a factor when selecting brokers to effect portfolio transactions.  The Fund has adopted procedures which address these matters.  You should note that if one mutual fund sponsor makes greater distribution assistance payments than another, your broker or financial adviser and his or her firm may have an incentive to recommend one fund complex over another.

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FINANCIAL HIGHLIGHTS

The financial highlights table below is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The I Class shares have not been issued as of the date of this report, therefore the Investor Class shares, not offered in this prospectus, are shown. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions, if any). The information for each of the past five fiscal years of the Fund has been audited by Tait, Weller & Baker, LLP, whose report, along with the Fund’s audited financial statements, are included in the current annual report, which is available upon request.  The Fund’s unaudited financial statements for the six-month period ended April 30, 2009 are included in the current semi-annual report, which is available upon request.

FBR Technology Fund

	For the Six Months Ended April 30, 2009	For the Years Ended October 31,
	(unaudited)	2008	2007	2006	2005	2004
Per Share Operating Performance:
Net Asset Value - Beginning of Year	$6.96	$13.34	$11.97	$10.82	$10.96	$11.03

Income (Loss) from Investment Operations:
Net Investment Loss[1,2]	(0.04)	(0.12)	(0.05)	(0.04)	(0.05)	(0.14)
Net Realized and Unrealized Gain (Loss) on Investments[1,3]	0.57	(5.03)	1.81	1.77	1.53	0.24

Total from Investment Operations	0.53	(5.15)	1.76	1.73	1.48	0.10

Distributions to Shareholders:
From Net Realized Gain	-	(1.23)	(0.39)	(0.58)	(1.62)	(0.20)

Paid-in Capital from Redemption Fees[4]	0.00[5]	0.00[5]	0.00[5]	0.00[5]	0.00[5]	0.03

Net Increase (Decrease) in Net Asset Value	0.53	(6.38)	1.37	1.15	(0.14)	(0.07)
Net Asset Value - End of Year	$7.49	$6.96	$13.34	$11.97	$10.82	$10.96

Total Investment Return[6]	7.61%(A)	(42.30)%	15.18%	16.40%	14.51%	1.17%

Ratios to Average Net Assets:
Expenses After Waivers and Related Reimbursements[2]	1.95%(B)	1.84%	1.70%	1.87%	1.94%	1.95%
Expenses Before Waivers and Related Reimbursements	3.20%(B)	1.92%	1.70%	1.92%	2.74%	3.21%
Net Investment Loss After Waivers and Related Reimbursements[2]	(0.95)%(B)	(0.60)%	(0.41)%	(0.60)%	(0.77)%	(1.23)%
Net Investment Loss Before Waivers and Related Reimbursements	(2.20)%(B)	(0.68)%	(0.41)%	(0.65)%	(1.57)%	(2.49)%

Supplementary Data:
Portfolio Turnover Rate	97%(A)	175%	229%	108%	100%	99%
Net Assets at End of Year (in thousands)	$6,441	$7,689	$40,935	$39,407	$14,810	$6,608

[1]

Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

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[2]

Reflects fees waived by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.95% (excluding interest, taxes, brokerage commissions, extraordinary legal expenses, or any other extraordinary expenses) and effective May 30, 2008 the recoupment of certain previously waived fees.

[3]

The amounts shown for a share outstanding throughout the respective periods may not be in accordance with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective periods.

[4]	Calculated based on average shares outstanding.

[5]	Less than $0.01

[6]	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

A	Not Annualized

B	Annualized

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ADDITIONAL INFORMATION

THE FBR TECHNOLOGY FUND

I Class

Additional information about the Fund is available free of charge, upon request, in the following forms:

❖ Statement of Additional Information: includes additional information about the Fund’s operations. The information presented in the Statement of Additional Information is incorporated by reference into this prospectus.

❖ Annual Report: includes additional information about the Fund’s Investor Class investments and a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

❖ Semi-Annual Report and Quarterly Reports: includes additional information about the Fund’s Investor Class investments.

To request a free copy of any of the materials described above, or to make other inquiries, contact us:

By telephone:	888.888.0025

By mail:	The FBR Funds
FBR Equity Funds
P.O. Box 5354
Cincinnati, OH 45201-5354

By e-mail:	fbrfundsinfo@fbr.com

On the Internet:    The materials may be read or downloaded on the Fund’s website at www.fbrfunds.com .

In an effort to eliminate unnecessary duplication and reduce the cost to shareholders, the Fund will mail only one copy of the Prospectus or other shareholder reports to shareholders with the same mailing address. If you would prefer to receive a copy of the Prospectus or other shareholder reports for each shareholder at a mailing address, please contact the Fund at 888.888.0025.

Information about the Fund (including the Fund’s Statement of Additional Information) can also be reviewed and copied at the Securities Exchange Commission’s (“Commission”) Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at  202.551.8090 or 800.SEC.0330. Reports and other information about the Fund are available on the Commission’s Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File No. 811-21503

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THE FBR FUNDS

FBR Technology Fund I Class

1001 Nineteenth Street North, Arlington, Virginia 22209

888.888.0025

STATEMENT OF ADDITIONAL INFORMATION

, 2009

This Statement of Additional Information is not a Prospectus.  It should be read in conjunction with the Fund’s Prospectuses, dated __________, 2009.  A copy of the Fund’s Prospectuses may be obtained without charge by contacting the Fund at the above telephone number.

FUND ORGANIZATION

The FBR Funds (the “Trust”) is an open-end management investment company organized as a statutory trust under the laws of Delaware.  The Trust currently consists of ten series of units of beneficial interest (“shares”), one of which is described in this SAI.  The series described in this SAI is the FBR Technology Fund, which is a non-diversified fund.  Much of the information contained in this SAI expands on subjects discussed in the I Class Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Fund should be made without first reading the applicable Prospectus.

Prior to February 27, 2004, the Fund was a series of the FBR Family of Funds, a Delaware statutory trust (“FoF”).  On February 27, 2004, each of the portfolios of FoF were reorganized as separate series of the Trust.  The portfolios of FoF that were reorganized into series of the Trust are referred to in this SAI collectively as the “Predecessor Funds.”  All data and information in this SAI with respect to the Fund includes information from the periods covered by the Fund’s corresponding Predecessor Fund, as applicable.

The Fund offers two separate classes of shares: Investor Class shares and I Class.  The shares of the Fund’s represent an interest in the same assets of the Fund, have the same rights and are identical in all material respects except that: (i) each class of shares may bear different (or no) distribution fees; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements; and (iv) certain classes offer different features and services to shareholders.  The Board of Trustees may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

INVESTMENTS AND RISKS

The following are the investment strategies and risks associated with investing in the Fund.  The Fund’s principal investment strategies are detailed in the Fund’s Prospectuses.  The following paragraphs detail other investment strategies the Fund may pursue and the risks associated therewith.

Short-Term Debt Obligations.  The Fund may invest in short-term instruments which may include high grade liquid debt securities such as variable amount master demand notes, commercial paper, certificates of deposit, bankers’ acceptances, repurchase agreements which mature in less than seven days and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities.  Bankers’ acceptances are instruments of the U.S. banks which are drafts or bills of exchange “accepted” by a bank or trust company as an obligation to pay on maturity.  Money market instruments may carry fixed, variable, or floating interest rates.  A security’s credit may be enhanced by a bank, insurance company, or other entity.  Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets so that they are eligible investments for money market funds.  If the structure does not perform as intended, adverse tax or investment consequences may result.  With respect to the Fund, there may be times when, in the opinion of the Adviser or Sub-Adviser, adverse market conditions exist, and it believes that the return on certain money market type instruments would be more favorable than that obtainable through the Fund’s normal investment programs.  Accordingly, for temporary defensive purposes, the Fund may hold up to 100% of its total assets in cash and/or short-term obligations.  To the extent that the Fund’s assets are so invested, they will not be invested so as to meet its investment objective.

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U.S. Treasury Securities.  U.S. Treasury securities are direct obligations of the U.S. Government and are backed by the full faith and credit of the U.S. Treasury.  U.S. Treasury securities differ only in their interest rates, maturities, and dates of issuance.  Treasury Bills have maturities of one year or less.  Treasury Notes have maturities of one to ten years, and Treasury Bonds generally have maturities of greater than ten years at the date of issuance.  Yields on short-, intermediate-, and long-term U.S. Treasury securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation.

Government Agency Securities.  Government agency securities, often called agencies, are indirect obligations of the U.S. government, and are issued by federal agencies and government-sponsored corporations under authority from Congress.  Government agency securities may be backed by the full faith and credit of the federal government, which is the case with Government National Mortgage Association and Small Business Administration certificates, but are more often issued or guaranteed by the sponsoring agency.  Examples of government agency securities include Export-Import Bank of the United States, the Federal Home Loan Banks, and the Federal Farm Credit System Banks.

Government-Sponsored Enterprises.  Government-sponsored enterprises are characterized as being privately owned and publicly chartered.  These enterprises were created by the U.S. Government to help certain important sectors of the economy reduce their borrowing costs.  The U.S. Government does not directly back government-sponsored enterprise securities, although in some instances, government-sponsored enterprise securities may benefit from indirect support. Freddie Mac and Fannie Mae are examples of government-sponsored enterprise securities.

On September 6, 2008, the Federal Housing Finance Authority (“FHFA”), an agency of the U.S. government, placed Fannie Mae and Freddie Mac into conservatorship under its authority with the stated purpose to preserve and conserve each entity’s assets and property, and to put each entity in a sound and solvent condition.  The effect that this conservatorship will have on these entities’ debt and equities is unclear and no assurance can be given that any steps taken by the FHFA or the U.S. Treasury or any other agency of the U.S. government with respect to Fannie Mae or Freddie Mac will succeed.  Fannie Mae and Freddie Mac have each been and remain the subject of investigations by federal regulators over certain accounting matters.  Such investigations, and any resulting restatements, may adversely affect these entities and, as a result, the payment of principal or interest on securities they issue.

Risks Associated with Investing in U.S. Government Securities.  The U.S. Government is considered to be the best credit-rated issuer in the debt markets.  Since Treasury securities are direct obligations of the U.S. Government, there is minimal credit risk.  While most other government-sponsored securities are not direct obligations of the U.S. Government (although some are guaranteed by the U.S. Government), they also offer little credit risk.

However, another type of risk that may affect the Fund is market and/or interest rate risk.  For example, debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields.  The market value of U.S. Government securities generally varies inversely with changes in market interest rates.  An increase in interest rates, therefore, would generally reduce the market value of any U.S. Government security held by the Fund, while a decline in interest rates would generally increase the market value of such investment.

Bank Money Market Instruments.  Bank money market instruments are short-term obligations of depository institutions which provide high liquidity and a relatively risk-free way to earn interest on cash reserves.

Risks of Bank Money Market Instruments.  Bank deposits and CDs are insured to $100,000 per depositor by the Bank Insurance Fund and the Savings Association Insurance Fund, units of the Federal Deposit Insurance Corporation (“FDIC”), and by the National Credit Union Administration (“NCUA”).  The FDIC and NCUA are federally sponsored agencies.

Repurchase Agreements.  A repurchase agreement is an agreement where the Fund acquires a debt security from a commercial bank or broker/dealer with the understanding that the Fund will sell the instrument back at an agreed-upon price and date (normally, the next business day).  Essentially, a repurchase agreement may be considered a loan backed by securities.  The resale price reflects an agreed-upon interest rate effective for the period the instrument is held by the Fund.  In these transactions, the value of the securities acquired by the Fund (including accrued interest earned) must be greater than the value of the repurchase agreement itself.  The securities are held by the Fund’s custodian bank until repurchased.

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Reasons to Use Repurchase Agreements.  The Fund may invest in repurchase agreements secured by securities issued or guaranteed by the U.S. Government, its agencies and government-sponsored enterprises: (i) for defensive purposes due to market conditions; or (ii) to generate income from the Fund’s excess cash balances.  The Fund will only enter into repurchase agreements with member banks of the Federal Reserve system or primary dealers of U.S. Government securities.

Risks of Repurchase Agreements.  The use of repurchase agreements involves certain risks.  For example, if the other party to the agreement defaults on its obligations to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss when the security is sold.  If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund.  Consequently, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.  While the Fund’s investment adviser acknowledges these risks, it is expected that these risks can be controlled through monitoring procedures.  These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored.  In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned in the repurchase agreement.

Reverse Repurchase Agreements.  The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the Fund’s investment restrictions.  Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at the mutually agreed-upon date and price.  The Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions.  At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets consistent with the Fund’s investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained.  Such assets will include U.S. Government securities or other liquid, high-grade debt securities.

Risks of Reverse Repurchase Agreements.  Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.  Reverse repurchase agreements are considered to be borrowing by the Fund under the Investment Company Act of 1940, as amended (the "1940 Act").

Foreign Investments.  The Fund may invest in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) and securities purchased on foreign securities exchanges and over-the-counter.

Depositary receipts are not usually denominated in the same currency as the securities into which they may be converted.  Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement.

Other permissible investments include: Eurodollar Certificates of Deposit (“ECDs”), which are U.S. Dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States; Yankee Certificates of Deposit (“Yankee CDs”), which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. Dollars and held in the United States; Eurodollar Time Deposits (“ETDs”), which are U.S. Dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian Time Deposits (“CTDs”), which are U.S. Dollar-denominated certificates of deposit issued by Canadian offices of major Canadian Banks.  Such investments may subject the Fund to significant investment risks that are different from, and additional to, those related to investments in obligations of U.S. domestic issuers or in U.S. securities markets.

4

Risks of Foreign Investments.  The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.  Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile.  Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations.  In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets.  Foreign issuers, brokers, and securities markets may be subject to less government supervision.  Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.  Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays.  It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks.  Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. Dollars, or other government intervention.  There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises.  Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.  There is no assurance that the Adviser will be able to anticipate these potential events or counter their effects.

The considerations noted above generally are intensified for investments in developing countries.  Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The Fund may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons.  Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

Illiquid Investments and Restricted Securities.  The Fund may invest up to 15% of its net assets in illiquid investments, including restricted securities which do not meet the criteria for liquidity established by the Trust’s Board of Trustees.  Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business, within seven days, at approximately the prices at which they are valued.  Under the supervision of the Board of Trustees, the Adviser or Sub-Adviser determines the liquidity of the Fund’s investments and, through reports from the Adviser or Sub-Adviser, the Board of Trustees monitors investments in illiquid instruments.  In determining the liquidity of the Fund’s investments, the Adviser or Sub-Adviser may consider various factors, including: (1) the frequency of trades and quotations; (2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; (4) the nature of the security (including any demand or tender features); and (5) the nature of the marketplace for trades (including the ability to assign or offset a Fund’s rights and obligations relating to the investment).  Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days.  Also, the Adviser or the Sub-Adviser may determine some over-the-counter options, restricted securities and loans and other direct debt instruments, and swap agreements to be illiquid.  In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith in accordance with procedures established by the Board of Trustees.  If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

5

Restricted securities are securities which cannot be sold to the public without registration under the Securities Act of 1933.  Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration.  The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under a position of the staff of the Commission set forth in the adopting release for Rule 144A under the Securities Act of 1933 ( “Rule144A”).  Rule 144A is a nonexclusive safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws.  Rule 144A provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers.  Rule 144A was expected to further enhance the liquidity of the secondary market for securities eligible for resale under Rule 144A.  The Trustees determine the liquidity of certain restricted securities, including Rule 144A securities and foreign securities.

The Trustees consider the following criteria in determining the liquidity of certain restricted securities: the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security and the number of other potential buyers; dealer undertakings to make a market in the security; and the nature of the security and the nature of the marketplace trades.  The Trustees have delegated to the Adviser the daily function of determining and monitoring the liquidity of restricted securities pursuant to the above criteria and guidelines adopted by the Trustees. The Trustees will continue to monitor and periodically review the Adviser’s selection of Rule 144A securities as well as any determinations as to their liquidity.

Securities Lending.  The Fund may lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities.  The Fund must receive a minimum of 100% collateral, plus any interest due in the form of cash or U.S. Government securities.  This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund.  During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement.  Loans will be subject to termination by the Fund or the borrower at any time.  While the Fund will not have the right to vote securities on loan, it will terminate the loan and regain the right to vote if that is considered important with respect to the investment.  The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Trustees.  The Fund will limit its securities lending to 33 1/3% of total assets.

Risks of Securities Lending.  The Fund will enter into securities lending and repurchase transactions only with nationally recognized brokers, banks, dealers or other financial institutions.  In the event of a default or bankruptcy by a seller or borrower, the Fund will promptly liquidate collateral.  However, the exercise of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale of collateral on a default of the seller or borrower were less than the seller’s or borrower’s obligation, the Fund could suffer a loss.

Borrowing.  The Fund may enter into commitments to purchase securities in accordance with their investment programs, including when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33 1/3% of the Fund’s total assets.  Additionally, the Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of the Fund’s total assets at the time when the loan is made.

Convertible Securities.  The Fund may invest in all types of common stocks and equivalents (such as convertible debt securities and warrants) and preferred stocks.  The Fund may invest in convertible securities which may offer higher income than the common stocks into which they are convertible.  The convertible securities in which the Fund may invest consist of bonds, notes, debentures and preferred stocks which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock.  The Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock or sell it to a third party.  Thus, the Fund may not be able to control whether the issuer of a convertible security chooses to convert that security.  If the issuer chooses to do so, this action could have an adverse effect on the Fund’s ability to achieve its investment objectives.

Asset-Backed Securities.  Asset-backed securities include pools of mortgages, loans, receivables or other assets.  Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements.  The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support.

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Mortgaged-Backed Securities.  The Fund may invest in securities that directly or indirectly represent participations in, or are collateralized by, payable from, mortgage loans secured by real property (“Mortgage-Backed Securities”).

Mortgage-Backed Securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association (“Ginnie Mae”) and government-related organizations such as Fannie Mae and Freddie Mac, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies.  Although certain Mortgage-Backed Securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.  If the Adviser or Sub-Adviser purchases a Mortgage-Backed Security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral.  As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates.  However, though the value of a Mortgage-Backed Security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment.  For this and other reasons, a Mortgage-Backed Security’s stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the securities’ return to a Fund.  In addition, regular payments received in respect of Mortgage-Backed Securities include both interest and principal.  No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue Mortgage-Backed Securities and among the securities that they issue.  Mortgage-Backed Securities issued by Ginnie Mae include Ginnie Mae Mortgage Pass-Through Certificates which are guaranteed as to the timely payment of principal and interest by Ginnie Mae.  This guarantee is backed by the full faith and credit of the United States.  Ginnie Mae is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development.  Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.  Mortgage-Backed Securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are guaranteed as to timely payment of the principal and interest by Fannie Mae.  Fannie Maes are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States.  Fannie Mae is a government-sponsored organization owned entirely by private stockholders.  Mortgage-Backed Securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also knows as “Freddie Mac PC’s”).  Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks.  Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or any Federal Home Loan Bank.  Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac.  Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans.  When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

The Fund may also invest in Mortgage-Backed Securities which are collateralized mortgage obligations structured on pools of mortgage pass-through certificates or mortgage loans (“CFOs” and “REMICs”) and derivative multiple-class mortgage-backed securities (“Stripped Mortgage-Backed Securities” or “SMBSs”).

Recently, rating agencies have placed on credit watch or downgraded the ratings previously assigned to a large number of mortgage-related securities (which may include certain of the mortgage-related securities in which certain of the Fund may have invested or may in the future invest), and may continue to do so in the future.  If a mortgage-related security in which the Fund is invested is placed on credit watch or downgraded, the value of the security may decline and the Fund may experience losses.

7

Further, the recent and unprecedented disruption in the residential mortgage-related securities market (and in particular, the “subprime” residential mortgage market), the broader mortgage-related securities market and the asset-backed securities market have resulted in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate.  Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a declining real estate market have contributed to increased volatility and diminished expectations for the economy and markets going forward, and have contributed to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions.  The continuation or worsening of this general economic downturn may lead to further declines in income from, or the value of, real estate, including the real estate which secures the mortgage-related securities held by the Fund.  Additionally, a lack of credit liquidity and decreases in the value of real property have occurred and may continue to occur or worsen, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans.  These economic conditions may also adversely affect the amount of proceeds the holder of a mortgage loan or mortgage-related securities would realize in the event of a foreclosure or other exercise of remedies.  Moreover, even if such mortgage-related securities are performing as anticipated, their value in the secondary market may fall or continue to fall as a result of deterioration in general market conditions for such securities or other asset-backed or structured products.  Trading activity associated with market indices may also drive spreads on those indices wider than spreads on mortgage-related securities, thereby resulting in a decrease in the value of such mortgage-related securities. Mortgage loans backing non-agency mortgage-related securities are more sensitive to economic factors that could affect the ability of borrowers to pay their obligations under the mortgage loans backing these securities.

These economic conditions may reduce the cash flow that the Fund investing in such mortgage-related securities receives from such securities and increase the incidence and severity of credit events and losses in respect of such securities.  In addition, interest rate spreads for mortgage-backed securities have widened and are more volatile when compared to the recent past due to these adverse changes in market conditions.  In the event that interest rate spreads for mortgage-related securities continue to widen following the purchase of such assets by the Fund, the market value of such securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount.  Furthermore, these adverse changes in market conditions have resulted in a severe liquidity crisis in the market for mortgage-backed securities (including the mortgage-related securities in which certain of the Fund may invest) and increasing unwillingness by banks, financial institutions and investors to extend credit to servicers, originators and other participants in the mortgage-related securities market for these securities and other asset-backed securities.  As a result, the liquidity and/or the market value of any mortgage-related securities that are owned by the Fund may experience further declines after they are purchased by the Fund.

The recent rise in the rate of foreclosures of properties has resulted in legislative, regulatory and enforcement actions seeking to prevent or restrict foreclosures.  Actions have also been brought against issuers and underwriters of residential mortgage-backed securities collateralized by such residential mortgage loans and investors in such residential mortgage-backed securities.  Future legislative or regulatory initiatives by federal, state or local legislative bodies or administrative agencies, if enacted or adopted, could delay foreclosure or the exercise of other remedies, provide new defenses to foreclosure, or otherwise impair the ability of the loan servicer to foreclose or realize on a defaulted residential mortgage loan included in a pool of residential mortgage loans backing such residential mortgage-backed securities.  The nature or extent of any future limitations on foreclosure or exercise of other remedies that may be enacted is uncertain.  Governmental actions that interfere with the foreclosure process, for example, could increase the costs of such foreclosures or exercise of other remedies, delay the timing or reduce the amount of recoveries on defaulted residential mortgage loans and securities backed by such residential mortgage loans owned by a Fund, and could adversely affect the yields on the mortgage-related securities owned by the Fund and could have the effect of reducing returns to the Fund that has invested in mortgage-related securities collateralized by these residential mortgage loans.

In addition, the U.S. Government, including the Federal Reserve, the Treasury, and other governmental and regulatory bodies have recently taken or are considering taking actions to address the financial crisis, including initiatives to limit large-scale losses associated with mortgage-related securities held on the books of certain U.S. financial institutions and to support the credit markets generally.  The impact that such actions could have on any of the mortgage-related securities held by the Fund is unknown.

8

Structured Securities.  Structured securities employ a trust or other similar structure to modify the maturity, price characteristics or quality of financial assets.  For example, structural features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability.  If the structure does not perform as intended, adverse tax or investment consequences may result.  Neither the Internal Revenue Service (“IRS”) nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities.  Future tax or other regulatory determinations could adversely affect the value, liquidity or tax treatment of the income received from these securities or the nature and timing of distributions made by the Fund.  The payment of principal and interest on structured securities may be largely dependent on the cash flows generated by the underlying financial assets.

Variable or Floating Rate Securities.  Variable or floating rate securities provide for periodic adjustments of the interest rate paid.  Variable rate securities provide for a specific periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate.  Some variable or floating rate securities have put features.

Swap Agreements.  Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors.  Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates.  Swap agreements can take many different forms and are known by a variety of names.  The Fund is not limited to any particular form of swap agreement if the Adviser or Sub-Adviser determines it is consistent with the Fund’s investment objective and policies.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party.  For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specific interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level.  An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift the Fund’s investment exposure from one type of investment to another.  For example, if the Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.  Caps and floors have an effect similar to buying or writing options.  Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price.

The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund.  If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due.  In addition, if the counterparty’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.  The Fund expects to be able to eliminate its exposure under swap agreements whether by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

The Fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements.  If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement.  If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

Indexed Securities.  The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators.  Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.  Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices.  Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers.  Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency.  Currency-indexed securities may also have prices that depend on the value of a number of different foreign currencies relative to each other.

9

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad.  At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.  Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.  Indexed securities may be more volatile than the underlying instruments.

Stripped Securities.  The Fund may purchase separately traded interest and principal component parts of such obligations that are transferable through the Federal book entry system, known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Coupon Under Book Entry Safekeeping (“CUBES”).  These instruments are issued by banks and brokerage firms and are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owner of the certificates or receipts.  The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register.  Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”) and Certificates of Accrual on Treasury Securities (“CATS”).

STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which mean that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal.  This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes.  Because of these features, these securities may be subject to greater interest rate volatility than interest-paying U.S. Treasury obligations.  Bonds issued by the Resolution Funding Corporation (“REFCORP”) can also be stripped in this fashion.  REFCORP Strips are eligible investments for the Fund.

Zero Coupon Bonds.  The Fund may purchase zero coupon bonds.  Zero coupon bonds are purchased at a discount from the face amount because the buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments.  The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations.  This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future.  For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, whose fluctuation increases the longer the period of maturity.  Although zero coupon bonds do not pay interest to holders prior to maturity, U.S. federal income tax law requires the Fund to recognize as interest income a portion of the bond’s discount each year and this income must then be distributed to shareholders along with other income earned by the Fund.  To the extent that any shareholders in the Fund elect to receive their dividends in cash rather than reinvest such dividends in additional shares, cash to make these distributions will have to be provided from the assets of the Fund or other sources such as proceeds of sales of Fund shares and/or sales of portfolio securities.  In such cases, the Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income may ultimately be reduced as a result.

Real Estate-Related Investments.  Real estate-related instruments include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings.  Real estate-related instruments are sensitive to factors such as real estate values, property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer.  Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

Lower-Rated Debt Securities.  The Fund may purchase lower-rated debt securities, commonly referred to as “junk bonds” (those rated below the fourth highest grade by a nationally recognized statistical ratings organization (“NRSRO”) and non-rated securities judged by the Adviser or the Sub-Adviser to be of equivalent quality), that have poor protection with respect to the payment of interest and repayment of principal, or that may be in default.  These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer’s capacity to pay.  The market prices of lower-rated debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

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The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold.  If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services.  Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available.  Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-rated debt securities and the Fund’s ability to sell these securities.

Since the risk of default is higher for lower-rated debt securities, the Adviser’s research and credit analysis are an especially important part of managing securities of this type held by the Fund.  In considering investments for the Fund, the Adviser or the Sub-Adviser will attempt to identify those issuers of high-yielding debt securities whose financial condition are adequate to meet future obligations, have improved, or is expected to improve in the future.  The analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its right as security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund’s shareholders.

Loans and Other Debt Instruments.  Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to another party.  They may represent amounts owed to lenders or lending syndicates (loans and loan participation), to suppliers of goods or services (trade claims or other receivables), or to other parties.  Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation.  In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary.  Direct debt instruments may also include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand.

Foreign Currency Transactions.  The Fund may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price.  The Fund will convert currencies on a spot basis from time to time, and investors should be aware of the costs of currency conversion.  Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies.  Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.  Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers.  The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The Fund may use currency forward contracts for any purpose consistent with its investment objective.  The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Fund.  The Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

When a Fund agrees to buy or sell a security denominated in a foreign currency, it may desire to “lock in” the U.S. Dollar price of the security.  By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. Dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received.  This technique is sometimes referred to as a “settlement hedge” or “transaction hedge.”  The Fund may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Adviser or the Sub-Adviser.

11

The Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency.  For example, if the Fund owned securities denominated in Euro, it could enter into a forward contract to sell Euro in return for U.S. Dollars to hedge against possible declines in the Euro’s value.  Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors.  The Fund could also hedge the position by selling another currency expected to perform similarly to the Euro.  This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. Dollars.  Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The Fund may enter into forward contracts to shift its investment exposure from one currency into another.  This may include shifting exposure from U.S. Dollars to a foreign currency, or from one foreign currency to another foreign currency.  For example, if the Fund held investments denominated in Euro, the Fund could enter into forward contracts to sell Euro and purchase Japanese Yen.  This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another.  Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

Under certain conditions, Commission guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts.  As required by Commission guidelines, the Fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative.  The Fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

Successful use of currency management strategies will depend on the Adviser’s skill in analyzing and predicting currency values.  Currency management strategies may substantially change the Fund’s investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as anticipated.  For example, if a currency’s value rose at a time when the Adviser had hedged the Fund by selling that currency in exchange for U.S. Dollars, the Fund would be unable to participate in the currency’s appreciation.  If the Fund hedges currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem.  Similarly, if the Adviser increases the Fund’s exposure to a foreign currency, and that currency’s value declines, the Fund will realize a loss. There is no assurance that the use of currency management strategies will be advantageous to the Fund or that it will hedge at an appropriate time.

Futures Contracts.  The Fund may enter into futures contracts, options on futures contracts and stock index futures contracts and options thereon for bona fide hedging purposes.  Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price.  A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck.  Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges.  Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (“CFTC”), a U.S. Government agency.

Although futures contracts by their terms call for actual delivery and acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.  Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” or “selling” a contract previously “purchased”) in an identical contract to terminate the position.  A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.  The acquisition of put and call options on futures contracts will, respectively, give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Brokerage commissions are incurred when a futures contract is bought or sold.

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Futures traders are required to make a good faith margin deposit in cash or U.S. Government securities with a broker or custodian to initiate and maintain open positions in futures contracts.  A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date.  Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements that are higher than the exchange minimums.  Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily.  If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required.  Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder.  Variation margin payments are made to and from the futures broker for as long as the contract remains open.  The Fund expects to earn interest income while its margin deposits are held pending performance on the futures contract.

When interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek, through the sale of futures, contracts to offset a decline in the value of its portfolio securities.  When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

The Fund’s ability to effectively utilize futures trading depends on several factors.  First, it is possible that there will not be a perfect price correlation between the futures contracts and their underlying stock index.  Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date.  Third, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.

Restrictions on the Use of Futures Contracts.  The Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase.  Pursuant to claims for exemption filed with the CFTC and/or the National Futures Association on behalf of the Fund, the Fund is not deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act.

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the Commission.  Under those requirements, where the Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker, except as may be permitted under Commission rules) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit).  For a short position in futures or forward contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker, except as may be permitted under Commission rules) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established).  However, segregation of assets is not required if the Fund “covers” a long position.  For example, instead of segregating assets, the Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.  In addition, where the Fund takes short positions, or engages in sales of call options, it need not segregate assets if it “covers” these positions.  For example, where the Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract.  The Fund may also cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established.  When the Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract.  The Fund could also cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Fund.

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In addition, the extent to which the Fund may enter into transactions involving futures contracts may be limited by the Internal Revenue Code’s requirements for qualification as a registered investment company and the Fund’s intention to qualify as such.

Risk Factors in Future Transactions.  Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures.  However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time.  Thus, it may not be possible to close a futures position.  In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain the required margin.  In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so.  In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds.  The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them.  The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing.  Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market which may also cause temporary price distortions.  A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor.  For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out.  A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out.  Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.  However, because the futures strategies engaged in by the Fund are only for hedging purposes, it is expected that the Fund is generally not subject to risks of loss exceeding those that would be undertaken if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Utilization of futures transactions by the Fund involves the risk of imperfect or no correlation where the securities underlying futures contract have different maturities than the portfolio securities being hedged.  It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities.  There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

Options.  The Fund may purchase and sell put and call options on their portfolio securities to enhance investment performance and to protect against changes in market prices.

Covered Call Options.  The Fund may write covered call options on its securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone.  Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date.  A call option is “covered” if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

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In return for the premium received when it writes a covered call option, the Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option.  The Fund retains the risk of loss should the price of such securities decline.  If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security.  If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund’s cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

The Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction.  The Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise.  Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security.  Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Covered Put Options.  The Fund may write covered put options in order to enhance its current return.  Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase.  A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date.  A put option is “covered” if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, the Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option.  By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

The Fund may terminate a put option that it has written before it expires by a closing purchase transaction.  Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

Purchasing Put and Call Options.  The Fund may also purchase put options to protect portfolio holdings against a decline in market value.  This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price.  In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay.  These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy.  Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price.  In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.  These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

The Fund may also purchase put and call options to attempt to enhance its current return.

Options on Foreign Securities.  The Fund may purchase and sell options on foreign securities if the Adviser believes that the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund’s investment objectives.  It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities.  However, position limits and other rules of foreign exchanges may differ from those in the U.S.  In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the U.S.

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Risks Involved in the Sale of Options.  Options transactions involve certain risks, including the risks that the Adviser will not forecast interest rate or market movements correctly, that the Fund may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations.  The successful use of these strategies depends on the ability of the Adviser to forecast market and interest rate movements correctly.

An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series.  There is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time.  If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position.  As a result, the Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when the Adviser believes it is inadvisable to do so.

Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict a Fund’s use of options.  The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert.  It is possible that the Trust and other clients of the Adviser may be considered such a group.  These position limits may restrict the Fund’s ability to purchase or sell options on particular securities.

Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction.  For that reason, it may be more difficult to close out unlisted options than listed options. Furthermore, unlisted options are not subject to the protection afforded purchasers of listed options by The Options Clearing Corporation.

Government regulations, particularly the requirements for qualification as a “regulated investment company” under the Internal Revenue Code, may also restrict the Fund’s use of options.

Special Expiration Price Options.  The Fund may purchase over-the-counter (“OTC”) puts and calls with respect to specified securities (“special expiration price options”) pursuant to which the Fund in effect may create a custom index relating to a particular industry or sector that the Adviser believes will increase or decrease in value generally as a group.  In exchange for a premium, the counterparty, whose performance is guaranteed by a broker-dealer, agrees to purchase (or sell) a specified number of shares of a particular stock at a specified price and further agrees to cancel the option at a specified price that decreases straight line over the term of the option.  Thus, the value of the special expiration price option is comprised of the market value of the applicable underlying security relative to the option exercise price and the value of the remaining premium.  However, if the value of the underlying security increases (or decreases) by a prenegotiated amount, the special expiration price option is canceled and becomes worthless.  A portion of the dividends during the term of the option are applied to reduce the exercise price if the options are exercised.  Brokerage commissions and other transaction costs will reduce a Fund’s profits if the special expiration price options are exercised.  The Fund will not purchase special expiration price options with respect to more than 25% of the value of its net assets, and will limit premiums paid for such options in accordance with state securities laws.

Short Sales.  The Fund may seek to hedge investments or realize additional gains through the use of short sales.  Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security.  To complete such a transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold.  The net proceeds of the short sale will be retained by the broker (or by the Fund’s custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out.  The Fund also will incur transaction costs in effecting short sales.

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Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund's short position.  Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with other liquid assets.  The Fund's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract, due to, for instance, its insolvency or bankruptcy. In such instances the Fund may not be able to substitute or sell the pledged collateral. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the short sale obligation. This may limit the Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  The Fund will realize a gain if the security declines in price between those dates.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale.

Investment Company Securities.  The Fund may invest in other investment companies to the extent permitted by the 1940 Act, other applicable law or SEC exemption.  Investment companies include other open-end investment companies, closed-end investment companies, and unit investment trusts, all of which are professionally managed portfolios.  As a shareholder of another investment company, the Fund would bear along with other shareholders, its pro rata portion of the investment company’s expenses, including advisory fees.  These expenses would be in addition to the advisory and other expenses that the Fund incurs directly in connection with their own operations. Shareholders would also be exposed to the risks associated not only to the investments of the Fund but also to the portfolio investments of the underlying investment companies.  Certain types of investment companies, such as closed end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value.  Others are continuously offered at net asset value but also may be traded in the secondary market.  The Fund may purchase shares of an exchange-traded fund (“ETF”), which is registered with the SEC as either an open-end investment company or a unit investment trust.  An ETF is a type of investment company whose investment objective is to achieve the same return as a particular market index. An ETF is similar to an index fund in that it will primarily invest in the securities of companies that are included in a selected market index.

When-Issued Securities.  The Fund may purchase securities on a when-issued or delayed delivery basis.  These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time.  When the Fund agrees to purchase securities on a when-issued basis, the Fund’s custodian must set aside cash or liquid portfolio securities equal to the amount of that commitment in a separate account, and may be required to subsequently place additional assets in the separate account to reflect any increase in the Fund’s commitment.  Prior to delivery of when-issued securities, their value is subject to fluctuation and no income accrues until their receipt.  The Fund engages in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies, and not for investment leverage.  In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be advantageous.

Rights and Warrants.  The Fund may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time.  Subscription rights normally have a short life span to expiration.  The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration.  Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

INVESTMENT LIMITATIONS AND RESTRICTIONS

The following investment limitations are fundamental with respect to the Fund and may not be changed without prior approval of a majority of the Fund’s outstanding voting shares.  As defined in the 1940 Act, the term “majority” means the vote of the lesser of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy; or (b) more than 50% of the outstanding shares of the Fund.

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The Fund May Not:

1.   Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

2.   Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).  Investments by the Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded.

3.   Issue any senior security as defined in the 1940 Act, except that (a) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act.

4.   Borrow money, except that as a temporary measure the Fund may borrow money to facilitate redemptions.  Such a borrowing may be in an amount not to exceed 33 1/3% of the value of the Fund’s total assets at the time of borrowing or such other percentage permitted by law.

5.   Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.

6.   Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act”) in the disposition of restricted securities.

7.   With respect to 50% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

8.   Purchase the securities of any issuer if, as a result, less than 25% of the Fund’s total assets would be invested in the securities of issuers principally engaged in the technology group of industries.

These limitations do not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

Non-Fundamental Restrictions of the Fund:

The following restrictions with respect to the Fund are not fundamental and may be changed by the Board of Trustees without the approval of shareholders:

1.  The Fund will not purchase or retain securities of any issuer if the officers or Trustees of the Trust or the officers or directors of its investment adviser owning beneficially more than one half of 1% of the securities of such issuer together own beneficially more than 5% of such securities.

2.   The Fund will not invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which a Fund has valued them.  Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(2) of, or securities otherwise subject to restrictions on resale under the 1933 Act (“Restricted Securities”), shall not be deemed illiquid solely by reason of being unregistered.  The Adviser or the Sub-Adviser determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

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3.   The Fund will not purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.

General.  The policies and limitations listed above supplement those set forth in the Prospectus.  Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a “senior security” under the 1940 Act).  Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and limitations.  If the value of the Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

Portfolio Turnover.  The portfolio turnover for the Fund for the 2007 and 2008 fiscal years is:

Fund	2007	2008
Technology Fund	229%	175%

VALUATION OF PORTFOLIO SECURITIES

Portfolio securities are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded.  Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes.  Bid price is used when no asked price is available.  Short-term investments are carried at amortized cost, which approximates value.  Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Trust’s Board of Trustees.  Expenses and fees, including the management fee and distribution and service fees, are accrued daily and taken into account for the purpose of determining the net asset value ("NAV") of the Fund’s shares.

Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Board of Trustees, are valued at fair value as determined in good faith by the Board of Trustees.  The Board of Trustees will review the method of valuation on a current basis.  In making their good faith valuation of restricted securities, the Trustees generally will take the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased.  This discount will be revised periodically by the Board of Trustees if the Trustees believe that it no longer reflects the value of the restricted securities.  Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost.  Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board of Trustees.

Determination of Net Asset Value.  The Fund's NAV is determined as of the end of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on days the NYSE is open for business.  In computing the Fund’s NAV, all liabilities incurred or accrued are deducted from net assets.  The resulting net assets are divided by the number of shares outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the NAV per share.

NYSE Closings.  The holidays (as observed) on which the NYSE is closed currently are:  New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

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CALCULATION OF PERFORMANCE DATA

Average Annual Total Return Quotations

For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance may be stated in terms of total return.  Under rules adopted by the Securities and Exchange Commission (the “Commission”), Fund advertising stating performance must include total return quotes calculated according to the following formula:

                                P (1+T)n = ERV

Where:           P =  a hypothetical initial payment of $1,000.

                        T =  average annual total return.

                        n =  number of years.

                        ERV= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1-, 5-, and 10-year periods or a shorter period dating from the Fund’s inception.  In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectuses for the Fund on the reinvestment dates during the period.  Total return, or “T” in the formula above, is computed by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

The Fund, from time to time, also may include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Fund with other measures of investment return.  For example, in comparing the total return of the Fund with the performance of the S&P 500 or Russell 2000, the Fund calculates its aggregate total return for the specified periods of time by assuming the investment of $10,000 in the Fund’s shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date.  Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.  Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under rules adopted by the SEC.

Average Annual Total Return After Taxes on Distributions Quotations

The Fund computes its average annual total return after taxes on distributions by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions but not after taxes on redemptions.  This is done by dividing the ending redeemable value after taxes on fund distributions of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result.  This calculation can be expressed as follows:

ATVD
Average Annual Total Return After Taxes =		[——— to the 1/nth power -1]
(after taxes on distributions)		P

Where:	P =	a hypothetical initial payment of $1,000.
	n =	number of years.
	ATVD =	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods after taxes on fund distributions but not after taxes on redemption.

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Average Annual Total Return After Taxes on Distributions and Redemption Quotations

The Fund computes its average annual total return after taxes on distributions and redemption by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions and redemption.  This is done by dividing the ending redeemable value after taxes on fund distributions and redemption of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result.  This calculation can be expressed as follows:

ATVDR
Average Annual Total Return After Taxes =		[——— to the 1/nth power -1]
(after taxes on distributions and redemption)		P

Where:	P =	a hypothetical initial payment of $1,000.
	n =	number of years.
	ATVDR =	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions and redemption.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

I Class shares are intended only for purchase by institutional investors such as corporations, foundations, any organization authorized to act in a fiduciary, advisory, custodial or agency capacity and Fund Trustees, employees, and other employee relatives of the Trust, Adviser or affiliates of the Adviser. The minimum initial investment is $1,000,000. There is no minimum requirement for subsequent investments.

Shares may be purchased at a price equal to their next determined NAV.  The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

Redemption In-Kind.  Although the Fund intends to redeem shares in cash, the Fund reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the Fund.  To the extent available, such securities will be readily marketable.  Redemption in-kind will be made in conformity with applicable SEC rules, taking such securities at the same value employed in determining NAV and selecting the securities in a manner the Trustees determine to be fair and equitable.  The Fund has elected to be governed by Rule 18f-1 of the 1940 Act under which the Fund is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund’s NAV during any 90-day period.  A shareholder will incur brokerage costs in disposing of securities acquired when the redemption price is paid in whole or in part by a distribution of securities.

Suspension of Redemptions.  The right of redemption may be suspended or the date of payment postponed: (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings); (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable; or (c) for such other periods as the SEC by order may permit to protect Fund shareholders.

DIVIDENDS AND DISTRIBUTIONS

The Fund ordinarily declares and pays dividends from its net investment income annually.  The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Fund to qualify for favorable federal tax treatment.  The amount of distributions may vary from time to time depending on market conditions and the composition of the Fund’s portfolio.

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For this purpose, the net income of the Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any, and realized capital gains and losses on the Fund’s assets, less all expenses and liabilities of the Fund chargeable against income.  Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity.  Expenses, including the compensation payable to the Adviser, are accrued each day.  The expenses and liabilities of the Fund shall include those appropriately allocable to the Fund.

TAXES

The following summarizes certain additional federal income tax considerations generally affecting the Fund and their shareholders that are not described in the Fund’s Prospectuses.  No attempt is made to present a detailed explanation of the tax treatment of the Fund or their shareholders, and the discussion here and in the applicable Prospectus is not intended as a substitute for careful tax planning.  This discussion is based upon present provisions of the Internal Revenue Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive.  Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

General.  The Fund intends to elect and qualify annually to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code.  As a regulated investment company, the Fund generally is exempt from Federal income tax on its net investment income and realized capital gains which it distributes to its shareholders, provided that it distributes an amount equal to the sum of (a) at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year and (b) at least 90% of its net tax-exempt interest income, if any, for the year (“Distribution Requirement”) and satisfies certain other requirements of the Internal Revenue Code that are described below.  Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

In addition to satisfying the Distribution Requirement, the Fund must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, net income derived from investments in qualified publicly traded partnerships, or from other income derived with respect to its business of investing in such stock, securities, or currencies (“Income Requirement”).

In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer) and no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), in two or more issuers which the Fund controls and which are engaged in the same or similar trade or business or one or more qualified publicly traded partnerships.

Distributions of net investment income received by the Fund from investments in debt securities and any net realized short-term capital gains distributed by the Fund will be taxable to shareholders as ordinary income and will not be eligible for the dividends-received deduction for corporations.

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The Fund intends to distribute to shareholders any excess of net long-term capital gain over net short-term capital loss (“net capital gain”) for each taxable year.  Such gain is designated and distributed as a capital gain dividend and is taxable to shareholders as gain from the sale or exchange of a capital asset held for more than one year, regardless of the length of time a shareholder has held his or her Fund shares and regardless of whether the distribution is paid in cash or reinvested in shares.  The Fund expects that capital gain dividends will be taxable to shareholders as long-term gain.  Capital gain dividends are not eligible for the dividends-received deduction for corporations.

In the case of corporate shareholders, distributions of the Fund for any taxable year generally qualify for the dividends-received deduction to the extent of the gross amount of “qualifying dividends” received by the Fund for the year and if certain holding period requirements are met.  Generally, a dividend will be treated as a “qualifying dividend” if it has been received from a domestic corporation.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales and on certain qualifying dividend income.  The rate reductions do not apply to corporate taxpayers.  The Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate.  A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate.  Distributions from funds investing primarily in bonds and other debt instruments will not generally qualify for the lower rates.

The favorable treatment for qualifying dividends and the 15% maximum tax rate for individuals on long-term capital gains is scheduled to expire after 2010.  After such expiration, qualifying dividends would be taxed as ordinary income and the rate on long-term capital gains for individuals would generally increase to 20%.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders.  In such event, all distributions (whether or not derived from exempt-interest income) would be taxable as ordinary income and would be eligible for the dividends-received deduction in the case of corporate shareholders to the extent of the Fund’s current and accumulated earnings and profits.

Shareholders will be advised annually as to the Federal income tax consequences of distributions made by the Fund each year.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax.  To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Internal Revenue Code) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that was not distributed during those years.  A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.  Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are made.  To prevent application of the excise tax, the Fund intends to make their distributions in accordance with the calendar year distribution requirement.

The Fund will be required in certain cases to withhold and remit to the United States Treasury at the current rate of 28% of taxable distributions, including gross proceeds realized upon sale or other dispositions paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify that he or she is not subject to backup withholding or that he or she is an “exempt recipient.”

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Disposition of Shares.  Upon the redemption or sale of shares of the Fund, a shareholder generally may realize a capital gain or loss depending upon his or her basis in the shares.  Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term or short-term, generally, depending upon the shareholder’s holding period for the shares.  Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  Any loss realized by a shareholder on the disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares and treated as long-term capital gains.

Although the Fund expects to qualify as a “regulated investment company” and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

Taxation of Certain Financial Instruments.  Special rules govern the Federal income tax treatment of financial instruments that may be held by the Fund.  These rules may have a particular impact on the amount of income or gain that a Fund must distribute to its shareholders to comply with the Distribution Requirement, on the income or gain qualifying under the Income Requirement, all described above.

Original Issue Discount.  The Fund may purchase debt securities with original issue discount.  Original issue discount represents the difference between the original price of the debt instrument and the stated redemption price at maturity.  Original issue discount is required to be accreted on a daily basis and is considered interest income for tax purposes and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

Market Discount.  The Fund may purchase debt securities at a discount in excess of the original issue discount to the stated redemption price at maturity (for debt securities without original issue discount), and this discount is called market discount.  If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it.  In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been included in income.  In general the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period.

Hedging Transactions.  The taxation of equity options and over-the-counter options on debt securities is governed by Internal Revenue Code Section 1234.  Pursuant to Internal Revenue Code Section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt.  If the option expires, the premium is short-term capital gain to the Fund.  If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss.  If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security.  With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option.  If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option.  If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Any regulated futures and foreign currency contracts and certain options (namely, nonequity options and dealer equity options) in which the Fund may invest may be “Section 1256 contracts.”  Gains or losses on Section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss.  Also, Section 1256 contracts held by the Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are “marked to market” (that is, treated as sold at fair market value), with the result that unrealized gains or losses are treated as though they were realized.

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Generally, hedging transactions, if any, undertaken by the Fund may result in “straddles” for U.S. Federal income tax purposes.  The straddle rules may affect the character of gains (or losses) realized by the Fund.  In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized.  Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of engaging in hedging transactions are not entirely clear.  Hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders.

The Fund may make one or more of the elections available under the Internal Revenue Code, which are applicable to straddles.  If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made.  The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, and may defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be more than or less than the distributions of the Fund that did not engage in such hedging transactions.

Under the recently enacted tax law, certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a “qualifying dividend,” to instead be taxed at the rate of tax applicable to ordinary income.

The diversification requirements applicable to the Fund’s assets may limit the extent to which the Fund will be able to engage in transactions in options, futures or forward contracts.

Constructive Sales.  IRS rules may affect the timing and character of gain if the Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions.  If the Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale.  The character of gain from a constructive sale would depend upon the Fund’s holding period in the property.  Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on a Fund’s holding period and the application of various loss deferral provisions of the Internal Revenue Code.

Foreign Shareholders.  The tax consequences to a foreign shareholder of an investment in the Fund may be different from those described herein.  Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.  Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders.

Other Taxation.  The foregoing discussion relates only to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and domestic corporations, partnerships, trusts and estates).  Distributions by the Fund and dispositions of Fund shares also may be subject to other state and local taxes, and their treatment under state and local income tax laws may differ from the U.S. Federal income tax treatment.  Shareholders should consult their tax advisers with respect to particular questions of U.S. Federal, state and local taxation.  Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Fund, including the likelihood that distributions to them would be subject to withholding of U.S. Federal income tax at a rate of 30% (or at a lower rate under a tax treaty).  Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

TRUSTEES AND OFFICERS

Board of Trustees.  Overall responsibility for management of the Trust rests with the Board of Trustees (“Trustees” or “Board”).  Subject to the Trust’s Trust Instrument, its By-Laws and Delaware law, the Trustees have all powers necessary and convenient to carry out their responsibilities, including the appointment and removal of the Trust’s officers.  There are currently five Trustees, four of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (“Independent Trustees”).  The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

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Information about the Trustees of the Trust is included in the following table. The address for each Trustee is 1001 Nineteenth Street North, Arlington, VA 22209.

Name, Address and Age	Term of Office* and Length of Time Served**	Principal Occupation During Past 5 Years	Portfolios Overseen in the Trust and Fund Complex***	Other Directorships
Independent Trustees
Michael A. Willner, 52	Since June 1997	President AlphaGrip, Inc. January 2001 to present.	10	None

Reena Aggarwal, 51	Since July 2006	Professor, Georgetown University, 2000 to present; Deputy Dean, McDonough School of Business, Georgetown University, 2006-2008; Interim Dean, 2004-2005; Visiting Professor MIT Sloan School of Management, 2005-2006.	10	IndexIQ Trust

William E. Cole, Jr., 59	Since July 2006	Retired, 2006. Partner, Ernst & Young LLP, 1972-2006.	10	None

Charles O. Heller, 73	Since September 2003	President, Annapolis Capital Group, since 2005; Athlone Global Security (venture capital firm), 2006-2008; Beacon Global LLC (venture capital firm), 2003-2005.	10	None

Interested Trustee+
David H. Ellison, 51 100 Federal Street
Boston, MA 02110
	Since September 2003	Director, CIO and President, FBR Fund Advisers, Inc., since December 1999; and Portfolio manager for Equity Funds since October 1996.	10	None

*	Trustees serve until their resignation, removal, or death.
**	Length of time served is measured from the earliest date of service as a Trustee of any of the Funds or the Predecessor Funds.
***	The “Fund Complex” consists of all mutual funds advised by FBR Capital Markets, Inc. (“FBR Capital Markets”) and its affiliate advisers.
+	Mr. Ellison is considered to be an “Interested Trustee” of the Trust due to his position with FBR Fund Advisers.

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The Trustees presently have an audit committee, a valuation committee, and a nominating committee, each of which are comprised of all of the Independent Trustees of the Trust: Ms. Aggarwal and Messrs. Willner, Cole and Heller.  The function of the audit committee is to recommend independent auditors, pre-approve audit and certain non-audit services to be provided by the independent auditors to the Fund, and review and report on accounting and financial matters.  The Board has adopted a written charter for the Audit Committee. The function of the valuation committee is to determine and monitor the value of the Fund’s assets pursuant to the Trust’s Valuation Procedures.  The function of the nominating committee is to nominate persons to serve as Independent Trustees and to serve on committees of the Board.  The Board does not have a policy related to considering nominees recommended by shareholders.  There was no meeting of the valuation or nominating committee during the Fund’s most recent fiscal year end. The audit committee met twice during the period.

Remuneration of Certain Trustees and Executive Officers.  Each Independent Trustee receives an annual retainer of $25,000 and a fee of $2,500 for each regular meeting and $1,000 for each committee meeting attended, plus expenses, and $1,000 for each telephonic meeting attended.  The Trust Chairman receives an additional fee of $2,000 for each meeting and the Audit Committee Chairman receives $1,000 for each committee meeting attended.  Officers of the Fund and Trustees who are interested persons of the Fund (if any) do not receive any compensation from the Fund or any other funds managed by the Adviser.  The following table sets forth information regarding compensation of each of the Trustees by the Trust for the fiscal year ended October 31, 2008.

Compensation Table

Name of Trustee	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund and Fund Complex Paid to Trustees*

Michael A. Willner +	$47,000	N/A	N/A	$47,000

Reena Aggarwal	$39,000	N/A	N/A	$39,000

William E. Cole, Jr.	$41,000	N/A	N/A	$41,000

Charles O. Heller	$39,000	N/A	N/A	$39,000

David H. Ellison	None	None	None	None

* “Fund Complex” consists of all mutual funds advised by FBR Capital Markets, Inc. (“FBR Capital Market”) and its affiliate advisers.

+  Mr. Willner serves as the Chairman of the Board.

Officers of the Trust

The officers of the Trust, their ages, addresses and principal occupations during the past five years, are as follows:

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Name, Address and Age	Position(s) Held With the Trust and Term of Office*	Principal Occupation During Past 5 Years

David H. Ellison, 51 100 Federal Street Boston, MA 02110	President Since 2001; Trustee Since 2003	Director, CIO and President, FBR Fund Advisers, Inc., since December 1999; and Portfolio Manager, FBR Fund Advisers, Inc., since October 1996.
Winsor H. Aylesworth, 62 100 Federal Street Boston, MA 02110	Executive Vice President Since 1999	Portfolio Manager, FBR Fund Advisers, Inc. since September 1998.
William B. Sanders III, 45 1001 Nineteenth Street North Arlington, VA 22209	Executive Vice President Since 1999	Senior Vice President of Fund Operations, FBR Fund Advisers, Inc. since August 1999; and Head Trader for FBR Fund Advisers, Inc., since January 1997.
Guy F. Talarico, 54 800 Third Avenue 11th Floor New York, NY 10022	Chief Compliance Officer Since 2006

CEO of Alaric Compliance Services, LLC since January 2006. Co-Chief Executive Officer of EOS Compliance Services, LLC June 2004 - December 2005.  Senior Director of Investors Bank & Trust Institutional Custody Division February 2001- June 2004.

Kimberly J. Bradshaw, 35 1001 Nineteenth Street North Arlington, VA 22209	Secretary Since 2003 and Treasurer Since 2006

Employee of FBR since August 1998 serving in various capacities, including Vice President Fund Administration, Assistant Vice President of Fund Administration, Transfer Agent Operations Manager and Fund Accounting Supervisor.  Vice President and Secretary of Money Management Advisers, Inc., November 2003-March 2006.

Kristin E. Stelljes, 33 1001 Nineteenth Street North Arlington, VA 22209	Assistant Treasurer Since 2006

Employee of FBR since February 2002, serving in various capacities including Assistant Vice President Fund Administration, Supervisor Fund Administration, Accountant, and Customer Service Representative.

* The officers of the Trust serve at the pleasure of the Trustees.

As of  _____________, 2009, the Trustees and officers of the Trust, as a group, owned approximately ___% of the outstanding shares of the Technology Fund.

Trustees’ Ownership of Fund Shares as of December 31, 2008

	Dollar Range of Equity Securities owned in:		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Trustee in Family of Investment Companies*
Michael A. Willner	Technology Fund	None	$10,001 - $50,000

Reena Aggarwal	Technology Fund	None	$10,001-$50,000

William E. Cole, Jr.	Technology Fund	$1 - $10,000	$10,001 - $50,000

Charles O. Heller	Technology Fund	$10,001 - $50,000	$50,001 - $100,000

David H. Ellison	Technology Fund	None	Over $100,000

*  “Family of Investment Companies” consists of all mutual funds advised by FBR Capital Markets, Inc. (“FBR Capital Markets”) and its affiliate advisers.

TRUST MANAGEMENT AND ADMINISTRATION

Investment Adviser.  FBR Fund Advisers, Inc. (the “Adviser”), located at 1001 Nineteenth Street North, Arlington, Virginia 22209, serves as the investment adviser to the Fund.  The Adviser oversees the investment of the Fund’s assets, subject at all times to the supervision of the Trustees of the Fund.  The Adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of the Fund’s investments.

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The Adviser was organized as a Delaware corporation in 1996 and is registered with the Securities and Exchange Commission as an investment adviser.  The Adviser is a subsidiary of FBR Capital Markets, Inc. (“FBR Capital Markets”).  As of September 30, 2009, the Adviser and its asset management affiliates manage approximately $1.5 billion of gross assets (including leverage) for numerous clients including individuals, banks and thrift institutions, investment companies, pension and profit sharing plans and trusts, estates and charitable organizations.  As of September 30, 2009, the Adviser managed approximately $1.5 billion of net assets on behalf of the Funds it advises.

The Investment Advisory Agreement.  The Investment Advisory Agreement between the Adviser and the Trust on behalf of the Fund (the “Investment Advisory Agreement”) provides that it will continue in effect as to the Fund for an initial two-year term and for consecutive one-year terms thereafter, provided that such continuance is approved at least annually by the Trustees or by vote of a majority of the outstanding shares of a Fund (as defined under “Additional Information”), and, in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by votes cast in person at a meeting called for such purpose.

The Investment Advisory Agreement is terminable as to the Fund at any time on 60 days’ written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by the Adviser.  The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of services pursuant to the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

Under the Investment Advisory Agreement, the Adviser may delegate a portion of its responsibilities to a sub-adviser.  In addition, the Investment Advisory Agreement provides that the Adviser may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under common control with FBR Capital Markets as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of the Adviser.

For its services, the Adviser receives a fee at an annual rate based on the Fund’s net assets as follows:

Fund	Rate
Technology Fund	0.90%

FBR Fund Advisers, Inc. has agreed in writing to waive a portion of its investment advisory fees and assume certain expenses of the I Class shares of the Fund to the extent annual fund operating expenses exceed 1.70% of the Fund’s average daily net assets (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses or any other extraordinary expenses). The Adviser has agreed to maintain these expense limitations with regard to each Fund through October 31, 2012.

For the six-month period ended April 30, 2009, the Fund paid investment advisory fees and received fee waivers and reimbursements of expenses as follows:

Fund	Gross Advisory Fees	Advisory Fee Waivers	Net Advisory Fees	Expense Reimbursements
Technology Fund	28,611	(28,611)	—	(11,151)

For the fiscal year ended October 31, 2008, the Fund paid investment advisory fees and received fee waivers and reimbursements of expenses as follows:

Fund	Gross Advisory Fees	Advisory Fee Waivers	Net Advisory Fees	Expense Reimbursements
Technology Fund	192,240	(16,622)	175,618	—

For the fiscal year ended October 31, 2007, the Fund paid investment advisory fees and received fee waivers and reimbursements of expenses as follows:

Fund	Gross Advisory Fees	Advisory Fee Waivers	Net Advisory Fees	Expense Reimbursements
Technology Fund	352,020	—	352,020	—

For the fiscal year ended October 31, 2006, the Fund paid investment advisory fees and received fee waivers and reimbursements of expenses as follows:

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Fund	Gross Advisory Fees	Advisory Fee Waivers	Net Advisory Fees	Expense Reimbursements
Technology Fund	207,128	(12,386)	194,742	—

Effective May 30, 2008, the Adviser may recoup any waived amount from the Fund pursuant to this agreement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the year in which the Adviser incurred the expense.  For the year ended October 31, 2008 the amounts reimbursed to the Adviser and remaining available for reimbursement were as follows:

Fund	Amount Waived	Amount Recouped	Amount to Expire October 31, 2011
Technology Fund – Investor Class	7,525	125	7,400

*The Technology Fund’s I Class is not included because the share class had not commenced operations prior to October 31, 2008.

Distributor.   FBR Investment Services, Inc. (the “Distributor”), located at 1001 Nineteenth Street North, Arlington, VA 22209, is an affiliate of the Adviser and serves as principal underwriter and distributor of the Fund’s shares pursuant to an agreement with the Trust which is renewable annually.  The Distributor promotes and sells shares of the Fund on a continuous, best efforts basis.

Fund Administration. JPMorgan Chase Bank N.A. (“J.P.Morgan”) serves as the administrator to the Fund and provides pursuant to an Administration Agreement (“Agreement”) day-to-day administrative services including monitoring portfolio compliance, determining compliance with provisions of the Internal Revenue Code and preparing the Fund’s registration statements.  Pursuant to the Agreement, J.P.Morgan receives a fee of 0.02% of the first $2.5 billion of average daily net assets of the Trust, 0.0175% of the next $2.5 billion of average daily net assets of the Trust and 0.015% of the Trust’s average daily net assets in excess of $5 billion.

Pursuant to the Administrative Services Agreement, the Adviser also provides certain administrative services to the Fund that are in addition to those provided by J.P.Morgan, including oversight of service providers.  The Adviser receives 0.02% of average daily net assets of the Trust.  The Adviser also provides the Fund with office space, facilities and business equipment and generally administers the Fund’s business affairs and provides the services of executive and clerical personnel for administering the affairs of the Fund.  The Adviser compensates all personnel, Officers, and Trustees of the Fund if such persons are employees of the Adviser.

Prior to November 1, 2007, under a separate written Administrative Services Agreement (“Agreement”), FBR Fund Advisers, Inc. provided day-to-day administrative services to the Fund including monitoring portfolio compliance, determining compliance with provisions of the Internal Revenue Code, oversight of the service providers and preparing the Trust’s registration statement.  Pursuant to the Agreement, the Adviser received a fee of 0.06% of the first $2 billion of the Trust’s average daily net assets, 0.05% of the next $1 billion of the Trust’s average daily net assets and 0.035% of the Trust’s average daily net assets in excess of $3 billion.

For the six-month period ended April 30, 2009, the following fees were paid to FBR Fund Advisers, Inc. pursuant to the Agreement for the Fund:

Fund	Amount Paid April 30, 2009

Technology Fund	636

For the fiscal year ended October 31, 2006, 2007 and 2008, the following fees were paid to FBR Fund Advisers, Inc. pursuant to the Agreement for the Fund:

Fund	Amount Paid
	2006	2007	2008
Technology Fund	13,808	23,004	4,272

For the fiscal year ended October 31, 2008, the following fees were paid to J.P.Morgan pursuant to the Agreement for each Fund:

Fund	Amount Paid
2008

Technology Fund	4,721

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Custodian.  JPMorgan Chase Bank, N.A. (“J.P.Morgan”), 303 Broadway, Suite 900, Cincinnati, Ohio  45202, serves at the Custodian of the Fund’s investments.  The Custodian acts as the Fund’s depository, safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties.

Transfer Agent and Fund Accountant.  J.P.Morgan, 303 Broadway, Suite 900, Cincinnati, OH 45202 acts as the Fund’s transfer agent and fund accountant.  In its capacity as transfer agent, J.P.Morgan maintains the records of each shareholder’s account, answers shareholder inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions.  In its capacity as fund accountant, JPMorgan is responsible for calculating the daily net asset value of the Fund in accordance with the Fund’s current prospectuses and statement of additional information and maintains the general ledger for the Fund and records all income, expenses, capital share activity and security transactions.

Expenses. Except for expenses paid by the Adviser and the Distributor, the Fund bears all costs of its operations. Expenses attributable to a class (“Class Expenses”) shall be allocated to that class only. In the event a particular expense is not reasonably allocable by class to a particular class, it shall be treated as a Fund expense or a Trust expense. Trust expenses directly related to the Fund are charged to the Fund; other expenses are allocated proportionately among all the portfolios of each Trust in relation to the net asset value of the portfolios.

Chief Compliance Officer.  The Trust has contracted with Alaric Compliance Services, LLC to provide the services of Guy F. Talarico to serve in the capacity of Chief Compliance Officer of the Trust under Rule 38a-1 of the 1940 Act.  For these services, the Trust pays fees on a monthly basis, plus any out of pocket expenses.  The Fund pays a portion of the fees based on average net assets and number of funds in the Trust.

Independent Registered Public Accounting Firm.  The financial statements of the Fund have been audited by Tait, Weller & Baker, LLP, the Trust’s independent registered public accounting firm, as indicated in their report with respect thereto, and are incorporated by reference hereto in reliance upon the authority of said firm as experts in giving said report.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Portfolio Transactions.  Pursuant to the Investment Advisory Agreement, the Adviser determines, subject to the general supervision of the Trustees of the Trust, and in accordance with the Fund’s investment objective and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute its portfolio transactions.  Purchases from underwriters and/or broker-dealers of portfolio securities include a commission or concession paid by the issuer to the underwriter and/or broker-dealer and purchases from dealers serving as market makers may include the spread between the bid and asked price.  While the Adviser generally seeks competitive spreads or commissions, the Fund may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

Allocation of transactions to broker-dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders.  The primary consideration is prompt execution of orders in an effective manner at the most favorable price.  Subject to this consideration, broker-dealers who provide supplemental investment research to the Adviser may receive orders for transactions by the Trust.  Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the investment advisory fees payable to the Adviser by the Fund.  Such information may be useful to the Adviser in serving both the Trust and other advisory clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to the Trust.

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In selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, the Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Adviser or its affiliates exercise investment discretion.  The Adviser may cause the Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser to the Fund.  Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy.

The Commission has published proposed interpretive guidance that would tighten existing standards concerning the types of expenses that qualify for the Section 28(e) safe harbor and set forth certain steps that investment advisers would need to take in order to ensure such qualification.

Supplementary research information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the investment advisory fees payable to the Adviser by the Fund.  Such information may be useful to the Adviser in serving both the Fund and other advisory clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to the Fund.

In accordance with procedures adopted by the Board, the Fund may place portfolio transactions with broker-dealers who sell fund shares only if such brokerage is not direct or indirect compensation for the promotion or sale of shares of the Fund or any other investment company.

The Trustees have authorized the allocation of brokerage to Friedman, Billings, Ramsey & Co., Inc. (“FBR & Co.”), an affiliated broker-dealer, to effect portfolio transactions on an agency basis.  The Trustees have adopted procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which require that the commission paid to affiliated broker-dealers must be “reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.”  At times, the Fund may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers.  As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.

Investment decisions for the Fund are made independently from those made for the other Funds of the Trust or any other investment company or account managed by the Adviser or ACM, as applicable.  Such other funds, investment companies or accounts may also invest in the same securities in which the Fund invests.  When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another advisory client, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Fund and such other advisory client.  In some instances, this investment procedure may affect the price paid or received by the Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only the Fund had participated in or been allocated such trades.  To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for the other Funds of the Trust or for other advisory clients in order to obtain best execution.  In making investment recommendations for the Fund, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of the Adviser, its parent or affiliates and, in dealing with commercial customers, the Adviser or its affiliates will not inquire or take into consideration whether securities of such customers are held by the Trust.

For the fiscal year ended October 31, 2008, the Fund paid brokerage commissions as follows:

Fund	Total Brokerage Commissions Paid	Commissions Paid to FBR & Co.	% of Aggregate Commissions Paid to FBR & Co.	% of Aggregate Dollar Amount of Transactions Effected through FBR & Co.
Technology Fund	26,966	--	--	--

For the fiscal year ended October 31, 2007, the Fund paid brokerage commissions as follows:

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Fund	Total Brokerage Commissions Paid	Commissions Paid to FBR & Co.	% of Aggregate Commissions Paid to FBR & Co.	% of Aggregate Dollar Amount of Transactions Effected through FBR & Co.
Technology Fund	62,132	--	--	--

For the fiscal year ended October 31, 2006, the Fund paid brokerage commissions as follows:

Fund	Total Brokerage Commissions Paid	Commissions Paid to FBR & Co.	% of Aggregate Commissions Paid to FBR & Co.	% of Aggregate Dollar Amount of Transactions Effected through FBR & Co.
Technology Fund	29,366	--	--	--

FINANCIAL STATEMENTS

The financial statements for the fiscal year ended October 31, 2008, with respect to the Fund, including notes thereto and the report of Tait, Weller & Baker, LLP thereon, are herein incorporated by reference.  In addition, the Fund's unaudited financial statements for the six-month period ended April 30, 2009 are also incorporated by reference herein.  A copy of the Fund’s most recent Annual Report to shareholders and most recent Semi-Annual Report to shareholders, with respect to the FBR Technology Fund must accompany the delivery of this SAI. Copies of the Fund’s most recent annual report and semi-annual report may be obtained without charge upon request by writing to The FBR Funds, 1001 Nineteenth Street North, Arlington, Virginia 22209 or by calling toll free 888.888.0025.

DESCRIPTION OF SHARES

The Trust is a Delaware statutory trust formed on September 26, 2003.  The Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value.  The Trust presently is authorized to issue ten series of shares, which represent interests in the FBR Pegasus FundTM, the FBR Pegasus Mid Cap FundTM, the FBR Pegasus Small Cap FundTM, the FBR Pegasus Small Cap Growth FundTM, the FBR Focus Fund, the FBR Large Cap Financial Fund, the FBR Small Cap Financial Fund, the FBR Technology Fund, the FBR Gas Utility Index Fund and the FBR Fund for Government Investors.  The Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion.  When issued for payment as described in the Prospectuses and this SAI, the Trust’s shares will be fully paid and non-assessable.  In the event of a liquidation or dissolution of the Trust, shares of the Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds of the Trust, of any general assets not belonging to any particular Fund which are available for distribution.

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Shares of the Trust are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote.  On any matter submitted to a vote of the shareholders, all shares are voted separately by individual series (Funds), and whenever the Trustees determine that the matter affects only certain series, may be submitted for a vote by only such series, except: (1) when required by the 1940 Act, shares are voted in the aggregate and not by individual series; and (2) when the Trustees have determined that the matter affects the interests of more than one series and that voting by shareholders of all series would be consistent with the 1940 Act, then the shareholders of all such series shall be entitled to vote thereon (either by individual series or by shares voted in the aggregate, as the Trustees in their discretion may determine).  There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees.  In addition, Trustees may be removed from office by a vote of the holders of at least two-thirds of the outstanding shares of the Trust.  A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares.  Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders for at least six months, and who hold shares having a NAV of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders).  Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of the Fund of the Trust affected by the matter.  For purposes of determining whether the approval of a majority of the outstanding shares of the Fund will be required in connection with a matter, the Fund will not be deemed to be affected by a matter unless it is clear that the interests of the Fund in the matter are identical, or that the matter does not affect any interest of the Fund.  Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to the Fund only if approved by a majority of the outstanding shares of the Fund.  However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to series.

SHAREHOLDER AND TRUSTEE LIABILITY

The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Delaware Trust Instrument provides that shareholders of the Trust shall not be liable for the obligations of the Trust.  The Delaware Trust Instrument also provides for indemnification out of the Trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder.  The Delaware Trust Instrument also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Delaware Trust Instrument states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of a Fund or the conduct of the Trust’s business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties.  The Trust Instrument also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted policies and procedures for the public and nonpublic disclosure of the Fund’s portfolio securities (“Disclosure Procedures”).  On a quarterly basis, the Fund discloses on the Trust’s website, www.fbrfunds.com, the Fund’s entire portfolio holdings, including a description of each security and the percentage such security represents of the Fund’s total investments as of that date.  The information will be available no later than the 10th business day following the end of each calendar quarter and shall remain on the website until the next calendar quarter’s information is made publicly available.  The Fund also makes available certain additional information regarding its portfolios (e.g. top-10 holdings, asset allocation, sector breakdown) on its website on a quarterly basis by the 15th of the month following the calendar quarter-end.  A complete list of the Fund’s portfolio holdings is also publicly available on a quarterly basis through filings made with the SEC on Forms N-CSR and N-Q.

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As a general matter, no information concerning the portfolio holdings of the Fund may be disclosed to any unaffiliated third party except (1) to service providers that require such information in the course of performing their duties (such as the Fund’s custodian, fund accountants, investment adviser and sub-advisers, administrator, independent public accountants, attorneys, officers and trustees and each of their respective affiliates and advisors) and are subject to a duty of confidentiality, and (2) pursuant to enumerated exception that serve a legitimate business purpose.  These exceptions include (1) disclosure of portfolio holdings only after such information has been publicly disclosed, as provided in the previous paragraph, and (2) to third-party vendors such as Morningstar and Lipper Analytical Services that (a) agree to not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund before the portfolio holdings or results of the analysis become publicly available; and (b) signs a written confidentiality agreement.  The confidentiality agreement must provide, among other things, that the recipient of the portfolio holdings information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are (1) authorized to have access to the portfolio holdings information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the confidentiality agreement.

Any exceptions to the policies and procedures may only be made consent of the Trust’s chief compliance officer and will be reported to the Board at the Board’s next regularly scheduled meeting.

SHAREHOLDER SERVICES AGREEMENTS

The Fund is authorized to enter into certain Shareholder Services Agreements pursuant to which the Fund is entitled to make payments to certain entities which may include investment advisers, brokers, dealer, banks, trust companies and other types of organizations (“Authorized Service Providers”) for providing administrative services with respect to shares of the Fund attributable to or held in the name of the Authorized Service Provider for its clients or other parties with whom they have a servicing  relationship.  Under the terms of each Shareholder Services Agreement, the Fund is authorized to pay an Authorized Service Provider (which may include affiliates of the Fund) a shareholder services fee at the rate of up to 0.25% on an annual basis of the average daily net asset value of the shares of the Fund attributable to or held in the name of the Authorized Service Provider for providing certain administrative services to Fund shareholders with whom the Authorized Service Provider has a servicing relationship.  Among the types of shareholder services that may be compensated under these types of Agreements are: (1) answering customer inquiries of a general nature regarding the Fund; (2) responding to customer inquiries and requests regarding statements of additional information, reports, notices, proxies and proxy statements, and other Fund documents; (3) delivering prospectuses and annual and semi-annual reports to beneficial owners of Fund shares; (4) assisting the Fund in establishing and maintaining shareholder accounts and records; (5) sub-accounting for Fund share transactions at the shareholder account level; and (6) assisting customers in changing account options, account designations, and account addresses, and providing such other shareholder administrative services as may be reasonably requested.

PROXY VOTING POLICIES AND PROCEDURES

The Board of the Fund has approved proxy voting policies and procedures for the Fund that delegate the authority to vote proxies related to Fund portfolio securities to the Adviser.  The Adviser’s proxy voting policies and procedures address the responsibility of the Adviser to ensure that proxies received for portfolio securities held by the Fund are voted in the best interest of the Fund, including in those situations involving a conflict of interest between the Fund on the one hand, and the Adviser, Distributor, and certain of their affiliated persons on the other.  Such voting responsibilities will be exercised in a manner that is consistent with the general antifraud provisions of the Investment Advisers Act of 1940, as well as the investment adviser’s fiduciary duties under the federal and state law to act in the best interest of its clients.

Voting Proxies.  Proxies solicited for items of business with respect to issuers whose voting securities are owned by the Fund must be voted in the best interests of the Fund.  Proxies are voted on a case-by-case basis in the best economic interest of the client or shareholder taking into consideration all relevant contractual obligations and other circumstances at the time of the vote.  Proxies are also voted with the objective of fostering good corporate governance practices, including the fair and equal treatment of shareholders together with the reasonable disclosure of company policies, activities and returns.  The Adviser may abstain from voting a client proxy when the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant; or when the cost of voting the proxies outweighs the benefits, e.g., when voting certain non-U.S. securities.

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Conflicts of Interest.  The Adviser generally insulates itself from conflicts of interests between the Fund and itself, the Fund’s Distributor and/or certain affiliated persons of the Adviser or Distributor by voting proxies in accordance with the Adviser’s proxy voting policies and procedures.  Where a conflict of interest arises, the Adviser may pursue one of the following courses of action: (1) convene an ad-hoc committee to assess and resolve the conflict; (2) vote in accordance with the instructions of a client or shareholder after providing notice to that client or shareholder of the conflict; (3) vote the proxy in accordance with the recommendation of an independent third-party service provider; or (4) delegate the vote to an independent third-party service provider.  The Board of Trustees of the Fund has appointed a committee of the Board for the purpose of providing the Fund’s consent to vote in matters where the Adviser seeks such consent because of a conflict of interest that arises in connection with a particular vote or for other reasons.

The Adviser delegates the responsibility to exercise voting authority with respect to securities held in portfolios for which the Adviser has retained one or more sub-advisers to those sub-advisers in accordance with each applicable Sub-Adviser Proxy Voting Policy.  Each portfolio manager of the Adviser and/or Proxy Designate (a representative designated by the portfolio manager to vote proxies) is encouraged to own shares in the Fund over which he oversees the proxy process as to align his voting interest with other Fund shareholders.  The portfolio manager and/or Proxy Designate is required to review each proxy issue and make a voting decision in a timely manner that, in his/her best judgment, is in the best interests of the client.

The Fund has filed with the SEC its proxy voting record on Form N-PX for the most recent 12-month period ended June 30.  Form N-PX must be filed by the Fund each year by August 31.  Once filed, the most recent Form N-PX will be available without charge, upon request, by calling 888.888.0025 or the Securities and Exchange Commission’s website at http://www.sec.gov .

PORTFOLIO MANAGERS

Portfolio Managers.  David H. Ellison, and Winsor H. Aylesworth are the portfolio managers of the Fund.  The following table lists the number and type of accounts managed by each individual as of October 31, 2008.

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)*	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)*	Other Accounts	Assets Managed ($ millions)*	Total Assets Managed ($ millions)*
David H. Ellison	3	$217.9	1	$14.4	0	-	$232.3
Winsor H. Aylesworth	2	206.3	0	-	0	-	206.3

* If an account has a co-portfolio manager, the total number of accounts and assets have been allocated to each respective manager.  Therefore, some accounts and assets have been counted twice.

As indicated in the table above, portfolio managers may manage numerous accounts for multiple clients.  These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions).  Portfolio managers of the Adviser make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.  Even where multiple accounts are managed by the same portfolio manager within the same investment discipline, the Adviser may take action with respect to one account that may differ from the timing or nature of action taken, with respect to another account.  Accordingly, the performance of each account managed by a portfolio manager will vary.

Conflicts of interest also may arise where some accounts managed by a particular portfolio manager have higher fees than the fees paid by other accounts.  Because a portfolio manager’s compensation may be affected by revenues earned by the Adviser, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts.

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In addition, to the extent that trade orders are aggregated, which typically occurs in limited circumstances involving participation in initial public offerings or secondary offerings, conflicts may arise when aggregating and/or allocating aggregated trades.  The Adviser may aggregate multiple trade orders for a single security in several accounts into a single trade order, absent specific client directions to the contrary.  When a decision is made to aggregate transactions on behalf of more than one account, the transactions will be allocated to all participating client accounts in a fair and equitable manner.

The Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients.  In addition, the Adviser monitors a variety of areas, including compliance with account investment guidelines and/or restrictions, the allocation of initial public offerings, and compliance with the Adviser’s Code of Ethics and compliance program under the 1940 Act and Investment Advisers Act of 1940.  Furthermore, senior personnel of the Adviser periodically review the performance of all portfolio managers.

The compensation package for portfolio managers of the Adviser is a combination of base salary, annual bonuses based on merit and asset based fees.  The asset based fees are paid quarterly and are calculated on the average net assets for the quarter of the respective Fund.  Mr. Ellison’s compensation is comprised of a base salary, and a percentage of assets in the Trust.  With regard to the hedge fund Mr. Ellison manages, he is paid an asset based fee and a share of the performance based fee, if any, which is paid annually.  Mr. Aylesworth’s compensation is comprised of a base salary and a percentage of assets in the FBR Technology Fund.

The following table shows the dollar range each portfolio manager owns of the Fund, as of October 31, 2008:

Portfolio Manager	Fund	Dollar Range of Amount Owned in Fund
David H. Ellison	FBR Technology Fund	$100,001-$500,000
Winsor H. Aylesworth	FBR Technology Fund	$50,001-$100,000

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of _________________, 2009, the following persons held beneficially or of record 5% or more of the outstanding shares of the Fund.

Name and Address	Number of Shares	Percentage of Ownership
FBR TECHNOLOGY FUND – Investor Class

ADDITIONAL INFORMATION

As used in the Prospectuses and in this SAI, “assets belonging to a Fund” means the consideration received by the Trust upon the issuance or sale of shares of the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Trust, which general liabilities and expenses are not readily identified as belonging to the Fund that are allocated to the Fund by the Trustees.  The Trustees may allocate such general assets in any manner they deem fair and equitable.  It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to the Fund of the Trust will be the relative NAV of the Fund at the time of allocation.  Assets belonging to the Fund are charged with the direct liabilities and expenses in respect of that Fund, and with a share of the general liabilities and expenses of the Fund not readily identified as belonging to the Fund, which are allocated to the Fund in accordance with its proportionate share of the net asset values of the Trust at the time of allocation.  The timing of allocations of general assets and general liabilities and expenses of the Trust to the Fund will be determined by the Trustees and will be in accordance with generally accepted accounting principles.  Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to the Fund are conclusive.

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As used in the Prospectuses and in this SAI, a “vote of a majority of the outstanding shares” of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

Code of Ethics.  Pursuant to Rule 17j-1 under the 1940 Act, the Trustees have adopted a Code of Ethics for the Trust and approved this same Code of Ethics for the Adviser and Distributor based on a determination that the Code of Ethics contains provisions reasonably necessary to prevent access persons from violating Rule 17j-1 under the 1940 Act.  The Code of Ethics permits access persons to invest in securities that may be purchased or held by the Fund, subject to a number of restrictions and controls including blackout periods, pre-approval of trades, and reporting requirements.

The Prospectuses and this SAI are not an offering of the securities herein described in any state in which such offering may not lawfully be made.  No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectuses and this SAI.

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APPENDIX A

DESCRIPTION OF SECURITY RATINGS.

The nationally recognized statistical rating organizations (individually, an “NRSRO”) that may be utilized by the Adviser with regard to portfolio investments for the Fund include Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”), Duff & Phelps, Inc. (“Duff”), Fitch Investors Service, Inc. (“Fitch”), IBCA Limited and its affiliate, IBCA Inc. (collectively, “IBCA”), and Thompson BankWatch, Inc. (“Thompson”).  Set forth below is a description of the relevant ratings of each such NRSRO.  The NRSROs that may be utilized by the Adviser and the description of each NRSRO’s ratings is as of the date of this SAI, and may subsequently change.

Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds).

Description of the five highest long-term debt ratings by Moody’s (Moody’s applies numerical modifiers (e.g., 1, 2, and 3) in each rating category to indicate the security’s ranking within the category):

Aaa.  Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa.  Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A.  Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa.  Bonds which are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba.  Bonds which are rated Ba are judged to have speculative elements, I.E., their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future.  Uncertainty of position characterizes bonds in this class.

Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

AAA.  Debt rated AAA has the highest rating assigned by S&P.  Capacity to pay interest and repay principal is extremely strong.

AA.  Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A.  Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB.  Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB.  Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Description of the three highest long-term debt ratings by Duff:

AAA.- Highest credit quality.  The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA-.  High credit quality protection factors are strong.  Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A-.  Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

AAA.  Bonds considered to be investment grade and of the highest credit quality.  The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA.  Bonds considered to be investment grade and of very high credit quality.  The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.”  Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated “[-]+.”

A.  Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

IBCA’s description of its three highest long-term debt ratings:

AAA.  Obligations for which there is the lowest expectation of investment risk.  Capacity for timely repayment of principal and interest is substantial.  Adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

AA.  Obligations for which there is a very low expectation of investment risk.  Capacity for timely repayment of principal and interest is substantial.  Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

A.  Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit).

Moody’s description of its three highest short-term debt ratings:

Prime-1.  Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations.  Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

     -    Leading market positions in well-established industries.

     -    High rates of return on funds employed.

     -    Conservative capitalization structures with moderate reliance on debt and ample asset protection.

     -    Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     -    Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2.  Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3.  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

S&P’s description of its three highest short-term debt ratings:

A-1.  This designation indicates that the degree of safety regarding timely payment is strong.  Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

A-2.  Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3.  Issues carrying this designation have adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Duff’s description of its five highest short-term debt ratings (Duff incorporates gradations of “1+” (one plus) and “1-” (one minus) to assist investors in recognizing quality differences within the highest rating category):

Duff 1+.  Highest certainty of timely payment.  Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1.  Very high certainty of timely payment.  Liquidity factors are excellent and supported by good fundamental protection factors.  Risk factors are minor.

Duff 1-.  High certainty of timely payment.  Liquidity factors are strong and supported by good fundamental protection factors.  Risk factors are very small.

Duff 2.  Good certainty of timely payment.  Liquidity factors and company fundamentals are sound.  Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good.  Risk factors are small.

Duff 3.  Satisfactory liquidity and other protection factors qualify issue as to investment grade. .Risk factors are larger and subject to more variation.  Nevertheless, timely payment is expected.

Fitch’s description of its four highest short-term debt ratings:

F-1+.  Exceptionally Strong Credit Quality.  Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1.  Very Strong Credit Quality.  Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2.  Good Credit Quality.  Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

F-3.  Fair Credit Quality.  Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

IBCA’s description of its three highest short-term debt ratings:

A+.  Obligations supported by the highest capacity for timely repayment.

A1.  Obligations supported by a very strong capacity for timely repayment.

A2.  Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

SHORT-TERM DEBT RATINGS.  Thompson BankWatch, Inc. (“TBW”) ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

TBW Ratings do not constitute a recommendation to buy or sell securities of any of these companies.  Further, TBW does not suggest specific investment criteria for individual clients.  The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.  The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.  The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

TBW-1.  The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

TBW-2.  The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated “TBW-1.”

TBW-3.  The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4.  The lowest rating category; this rating is regarded as non-investment grade and, therefore, speculative.

Definitions of Certain Money Market Instruments

Commercial Paper.  Commercial paper consists of unsecured promissory notes issued by corporations.  Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit.  Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers’ Acceptances.  Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations.  U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.  These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S. Government Agency and Instrumentality Obligations.  Obligations issued by agencies and instrumentalities of the U.S. Government include such agencies and instrumentalities as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association.  Some of these obligations, such as those of the Government National

Mortgage Association are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.  No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.  A Fund will invest in the obligations of such instrumentalities only when the investment adviser believes that the credit risk with respect to the instrumentality is minimal.

PART C

OTHER INFORMATION

ITEM 23.       EXHIBITS

(a)(1)	Certificate of Trust.(1)
(a)(2)	Delaware Trust Instrument dated September 26, 2003. (1)
(a)(3)	Amended Schedule A to Delaware Trust Instrument dated September 26, 2003. (3)
(a)(4)	Amended Schedule A to Delaware Trust Instrument dated February 27, 2006. (4)
(a)(5)	Amended Schedule A to Delaware Trust Instrument dated October 24, 2006 (6)
(b)	Bylaws. (1)
(c)	None.
(d)(1)	Investment Advisory Agreement between the Registrant and FBR Fund Advisers, Inc. (7)
(d)(2)	Amendment to Advisory Agreement between the Registrant and FBR Fund Advisers, Inc. (6)
(e)(1)	Distribution Agreement between the Registrant and FBR Investment Services, Inc.. (filed herewith)
(e)(2)	Selected Dealer Agreement. (2)
(f)	None.
(g)(1)	Agreement for Custody Services between the Registrant and JPMorgan Chase Bank, N.A. (7)
(h)(1)	Agreement for Fund Administration between the Registrant and FBR Fund Advisers, Inc. dated November 1, 2007 (7)
(h)(2)	Agreement for Accounting Services, Transfer Agency, and Shareholder Services between the Registrant and Integrated Fund Services, Inc. dated November 1, 2005. (3)
(h)(3)	Amended Schedule A to Agreement for Accounting Services, Transfer Agency, and Shareholder Services between the Registrant and Integrated Fund Services, Inc. (6)
(h)(4)	Administrative Services Addendum to Agreement for Accounting Services, Transfer Agency and Shareholder Services between the Registrant and JPMorgan Chase Bank, N.A. dated November 1, 2007 (7)
(i)	None.
(j)	Opinion and Consent of Tait, Weller & Baker (filed herewith)
(k)	None.
(l)	None.
(m)(1)	Rule 12b-1 Amended and Restated Distribution Plan dated January 23, 2008. (7)
(n)	Rule 18f-3 Plan. (8)
(p)(1)	Code of Ethics of the Registrant, FBR Fund Advisers, Inc. and FBR Investment Services, Inc.(5)

-----------------

(1)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A as filed on February 4, 2004.
(2)	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 2 filed on December 30, 2004.
(3)	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 6 filed on November 15, 2005.
(4)	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 7 filed on February 28, 2006.
(5)	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 8 filed on December 15, 2006.
(6)	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 9 filed on February 28, 2007.
(7)	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 10 filed on February 28, 2008.
(8)	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 11 filed on March 7, 2008.

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ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          None.

ITEM 25.  INDEMNIFICATION

Reference is made to Article VII Section 3 in the Registrant's Declaration of Trust which is incorporated by reference herein. In addition to the indemnification provisions contained in the Registrant's Declaration of Trust, there are also indemnification and hold harmless provisions contained in the Distribution Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

FBR Fund Advisers, Inc. provides advisory services to the Fund. The directors and officers of FBR Fund Advisers, Inc. have held the following positions of a substantial nature:

Name	Position with Adviser	Other Business
David H. Ellison	President and Director	Director, CIO and President, FBR Fund Advisers, Inc.
Edward M. Wheeler	Chief Operating Officer
Bradley J. Wright	Executive Vice President and Chief Financial Officer
Winsor H. Aylesworth	Secretary, Treasurer and Director	Portfolio Manager, FBR Fund Advisers, Inc.
W. Bart Sanders	Senior Vice President and Assistant Secretary	Senior Vice President of Fund Operations, FBR Fund Advisers, Inc.
Frank Walker Jr.	Chief Compliance Officer
Robert Dean	Senior Vice President

ITEM 27.  PRINCIPAL UNDERWRITERS

(a)  Not applicable.

(b)  FBR Investment Services, Inc. (“FBR Services”) serves as principal underwriter to the Fund.  The following information is provided with respect to each director, officer or partner of FBR Services:

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Name & Address	Positions with FBR Services	Positions and offices with Registrant
Richard J. Hendrix	Director	None
Bradley J. Wright	Director	None
Edward M. Wheeler	President	None
Janelle Schutt	Chief Financial Officer	None
William J. Ginivan	Executive Vice President and Chief Legal Officer	Chief Legal Officer
Russell Parker	Chief Marketing and Distribution Officer	None
Kimberly J. Bradshaw	Chief Compliance Officer	Secretary and Treasurer
Ann Marie Pulsch	Corporate Secretary	None
Gavin Beske	Assistant Secretary	None
Peter Geraghty	Assistant Secretary	None
J. Tara Holubar	Assistant Secretary	None
G. Monique Kadnar	Assistant Secretary	None

The address for each director, officer or partner of FBR Services is 1001 Nineteenth Street North, Arlington, Virginia, 22209 unless otherwise stated.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 as amended (the “1940 Act”) and the Rules thereunder are maintained at the offices of FBR Fund Advisers, Inc. the Registrant's adviser, located at 1001 Nineteenth Street North, Arlington, Virginia, and JPMorgan Chase Bank, N.A., the Registrant’s administrator, transfer agent and fund accountant located at 303 Broadway, Suite 900, Cincinnati, Ohio. The records required to be maintained under Rule 31a-1(b)(1) with respect to journals of receipts and deliveries of securities and receipts and disbursements of cash are maintained at JPMorgan Chase Bank, N.A., 303 Broadway, Suite 900, Cincinnati, Ohio.

-------------------------------

ITEM 29.  MANAGEMENT SERVICES

          Not applicable.

ITEM 30.  UNDERTAKINGS

          None.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 17 to be signed on its behalf by the undersigned, thereto duly authorized, in this City of Arlington in the State of Virginia, on the 30th day of October, 2009.

The FBR Funds

By:  /s/ David H. Ellison

    David H. Ellison*, President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 30th day of October, 2009.

/s/ David H. Ellison *

David H. Ellison         Trustee and President (Principal Executive Officer)

October 30, 2009

/s/ Michael A. Willner *

Michael A. Willner     Trustee

October 30, 2009

/s/ Reena Aggarwal*

Reena Aggarwal        Trustee

October 30, 2009

/s/ William E. Cole, Jr.*

William E. Cole, Jr.     Trustee

October 30, 2009

/s/ Charles O. Heller*

Charles O. Heller         Trustee

October 30, 2009

/s/ Kimberly J. Bradshaw

Kimberly J. Bradshaw  Treasurer and Secretary (Principal Financial Officer)

October 30, 2009

* Kimberly J. Bradshaw, attorney-in-fact pursuant to powers of attorney filed with the Securities Exchange Commission with Post-Effective Amendment No. 8 as filed on December 15, 2006.

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